As filed with the Securities and Exchange Commission on September 12, 2008

Securities Act File No. 333-152730

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒  Pre-Effective Amendment No. 1

☐  Post-Effective Amendment No. __

(Check appropriate box or boxes)

BLACKROCK FUNDS
(Exact Name of Registrant as Specified in the Declaration of Trust)

100 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

Donald C. Burke
Chief Executive Officer
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Joel H. Goldberg, Esq.	Jennifer E. Vollmer, Esq.	Howard B. Surloff, Esq.
Willkie Farr & Gallagher LLP	The PNC Financial Services Group, Inc.	BlackRock Advisors, LLC
787 Seventh Avenue	1600 Market Street, 28th Floor	100 Bellevue Parkway
New York, New York 10019-6099	Philadelphia, PA 19103	Wilmington, Delaware 19809

Title of securities being registered: Investor A and Institutional shares of beneficial interest, par value $.001 per share, of BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of PNC Equity Growth Fund, a series of PNC Funds, Inc.

2.	Questions and Answers for Shareholders of PNC Equity Growth Fund, a series of PNC Funds, Inc.

3.	Notice of Special Meeting of Shareholders of PNC Equity Growth Fund, a series of PNC Funds, Inc.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of PNC Equity Growth Fund, a series of PNC Funds, Inc., into BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds

5.	Statement of Additional Information regarding the proposed reorganization of PNC Equity Growth Fund, a series of PNC Funds, Inc., into BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds

6.	Part C Information

7.	Exhibits

September [   ], 2008

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), to be held on October 31, 2008. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the PNC Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the PNC Fund into BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”), a series of BlackRock Funds. The BlackRock Fund has an investment objective, policies and strategies similar to those of the PNC Fund. This proposed Reorganization is part of the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association, after its acquisition of the PNC Fund’s adviser, and the efforts of the Board of Directors of the PNC Corporation, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s historically superior performance, lower expense ratios, broader asset base, and the ability of investors to exchange with other funds in the wider BlackRock mutual fund complex.

The Board of Directors of the PNC Corporation believes the Reorganization is in the best interests of the PNC Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;
  By Internet;
  By returning the enclosed proxy card in the postage-paid envelope; or
  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

/s/ Kevin A. McCreadie

Kevin A. McCreadie
President

PNC Funds, Inc. PNC Equity Growth Fund
Two Hopkins Plaza Baltimore, Maryland 21201 (800) 551-2145

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to consider the proposed reorganization (the “Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), which is a Maryland corporation, and BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (the “BlackRock Trust”), which is a Massachusetts business trust. The BlackRock Fund pursues an investment objective and investment policies similar to those of the PNC Fund. If the proposed Reorganization is approved and completed, then you will become a shareholder of the BlackRock Fund and the PNC Fund will be terminated, dissolved and liquidated as a series of the PNC Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Fund.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the PNC Corporation (the “PNC Fund Board”) has determined that the proposed Reorganization will benefit the PNC Fund’s shareholders and recommends that you cast your vote “For” the proposed Reorganization. The PNC Fund Board believes that the Reorganization will benefit PNC Fund shareholders because they will become invested in a fund with investment objectives, policies and strategies similar to those of the PNC Fund. This proposed Reorganization is part of the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association (“PNC Bank”), after its acquisition of the PNC Fund’s adviser, and the efforts of the PNC Fund Board, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s historically superior performance, lower expense ratios, broader asset base, and the ability of investors to exchange into another fund in the wider BlackRock mutual fund complex. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders.

Q:	How will the Reorganization affect me?

A:	If PNC Fund shareholders approve the proposed Reorganization, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund and you will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that you own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that you own immediately prior to the Reorganization.

Q:	Will I own the same number of shares of the BlackRock Fund as I currently own of the PNC Fund?

A:	No, you will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the PNC Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the PNC Fund and the BlackRock Fund as of the close of trading on the New York Stock Exchange on the business day before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of the BlackRock Fund is lower than the net asset value of a Class A or Class C share of the PNC Fund, you will receive a greater number of shares of the BlackRock Fund in the Reorganization than you held in the PNC Fund before the Reorganization. On the other hand, if the net asset value of an Investor A share of the BlackRock Fund is higher than the net asset value of a Class A or Class C share of the PNC Fund, you will receive fewer shares of the BlackRock Fund in the Reorganization than you held in the PNC Fund before the Reorganization. The aggregate net asset value of your BlackRock Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your PNC Fund shares immediately prior to the Reorganization.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:	BlackRock Advisors, LLC (“BlackRock Advisors”) will serve as the Combined Fund’s investment adviser and the portfolio managers who currently run the day-to-day operations of the BlackRock Fund will manage the Combined Fund following the Reorganization.

Q:	How do operating expenses paid by the BlackRock Fund compare to those payable by the PNC Fund?

A:	Following the Reorganization, the BlackRock Fund’s projected net operating expenses are expected to be lower than those of the PNC Fund. After the Reorganization, the net operating expenses paid by PNC Fund shareholders are expected to be lower than the net operating expenses currently paid by PNC Fund shareholders. The PNC Fund has estimated annual fund operating expenses of 1.86%, 2.36% and 1.36% for Class A, Class C and Institutional shares, respectively, which does not include any contractual or voluntary waivers or expense reimbursements, and has estimated annual total fund operating expenses of 1.28%, 1.78% and 0.78% for Class A, Class C and Institutional shares, respectively, which includes voluntary waivers and expense reimbursements. The BlackRock Fund has estimated annual fund operating expenses of 1.35%, and 0.85% for Investor A and Institutional shares, respectively, which does not include any contractual or voluntary waivers or expense reimbursements, and 1.25% and 0.70% for Investor A and Institutional shares, respectively, after taking into account contractual and voluntary waivers and expense reimbursements. As discussed above, as part of the reorganization, Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes of shares (if eligible) of the BlackRock Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	There are certain differences in the front-end sales loads, contingent deferred sales charges (“CDSCs”) and the service and distribution fees of the Investor A shares of the BlackRock Fund and the Class A and Class C shares of the PNC Fund, which are included in the table below. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The CDSC charged to Investor A shares will be waived for shareholders of Class C shares of the PNC Fund on those Investor A shares received in connection with the Reorganization. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes of shares (if eligible) of the BlackRock Fund subject to applicable sales charges. PNC Fund shareholders enrolled in automatic investment plans that are active at the time of the Reorganization will continue to participate in automatic investment plans with the BlackRock Fund; however, shareholders will receive the class of shares they received through the Reorganization. Following the Reorganization, Class C shareholders of the PNC Fund who are currently enrolled in an automatic investment plan, or that submit a purchase order for additional shares of the BlackRock Fund without making a specific class designation in their purchase order, will receive Investor A shares of the BlackRock Fund and will be subject to the Investor A sales charges on such future purchases. Class C shareholders of the PNC Fund who want to receive Investor C shares of the BlackRock Fund through an automatic investment program or through additional purchase orders rather than Investor A shares must instruct the BlackRock Fund in writing to receive Investor C shares. The Institutional shares of both Funds are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

	PNC Fund	BlackRock Fund
	Class A	Investor A

Front-end Sales Charge	4.75%	5.25%
Contingent Deferred Sales Charges (“CDSCs”)	1.00% on investments of $1 million	0.75% on investments of $1 million or
	or more if redeemed within one year	more if redeemed within eighteen months
Service and Distribution Fees	0.50%	0.25%

	PNC Fund	BlackRock Fund
	Class C	Investor A*

Front-end Sales Charge	None	5.25%
CDSCs	1.00% if redeemed	0.75% on investments of
	within one year	$1 million or more if
		redeemed within eighteen
		months
Service and Distribution Fees	1.00%	0.25%

*	Shareholders of the PNC Fund also have the ability to purchase Investor C shares of the BlackRock Fund. Investor C shares of the BlackRock Fund do not impose a front-end sales charge; however, they impose a CDSC of 1.00% if the shares are redeemed within one year. Investor C shares of the BlackRock Fund have service and distribution fees of 1.00%.

	PNC Fund	BlackRock Fund
	Institutional	Institutional

Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What will I have to do to open an account in the BlackRock Fund? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that you own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that you own immediately prior to the Reorganization. If you currently hold certificates representing your shares of the PNC Fund, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Fund will be issued in connection with the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives.

Q:	I have received other proxy statements from other funds in the PNC Funds, Inc. complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each fund that you own.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the PNC Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the BlackRock Fund in connection with the Reorganization.
A portion of the portfolio assets of the PNC Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the PNC Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the PNC Fund will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock Advisors has agreed to bear the expenses of the PNC Fund and the BlackRock Fund incurred directly in connection with the Reorganization, including expenses of preparing, printing and mailing proxies, proxy solicitation fees, legal fees, audit fees, fees and expenses relating to any special meeting, fees and expenses relating to the special shareholder meeting of the PNC Fund shareholders (the “Special Meeting”), fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to conversion of the PNC Fund and its shareholders to the BlackRock Fund’s service platform, but excluding the PNC Fund’s portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors has also agreed to bear the expenses of PNC Bank and PNC Capital Advisors, Inc. (“PNC Capital”) relating to the Reorganization, up to a previously agreed-upon amount. To the extent the combined costs and expenses of the PNC Fund and PNC Capital borne by BlackRock exceed that amount, PNC Bank will be responsible for its costs and expenses. With the exception of the costs of repositioning its portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting and have the proxy card in hand.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2008. The Reorganization will not take place if the Reorganization is not approved by the PNC Fund’s shareholders at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call Broadridge Financial Solutions, Inc., our proxy solicitation firm, at 1-866-451-3785.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

September [ ], 2008

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2008

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), will be held on Friday, October 31, 2008 at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (the “BlackRock Trust”), would acquire all of the assets and certain stated liabilities of the PNC Fund in exchange for shares of the BlackRock Fund, which will be distributed by the PNC Fund to the holders of its shares in complete liquidation thereof; and

2.	To consider any adjournment or postponement of the Special Meeting, if necessary or appropriate.

The Board of Directors of the PNC Corporation has fixed the close of business on September 2, 2008 as the record date for determination of shareholders of the PNC Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the PNC Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Shareholders may also vote by telephone or over the Internet; please see pages 41-42 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Jennifer E. Vollmer

Jennifer E. Vollmer
Secretary
Baltimore, Maryland

PNC Funds, Inc. PNC Equity Growth Fund
Two Hopkins Plaza Baltimore, Maryland 21201 (800) 551-2145

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COMBINED PROSPECTUS/PROXY STATEMENT

PNC FUNDS, INC.
PNC EQUITY GROWTH FUND
Two Hopkins Plaza
Baltimore, Maryland 21201
(800) 551-2145

BLACKROCK FUNDS
BLACKROCK CAPITAL APPRECIATION PORTFOLIO
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”). A special meeting of shareholders of the PNC Fund (the “Special Meeting”) will be held at the offices of PNC Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland on Friday, October 31, 2008 at 10:00 a.m. Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the PNC Fund at the close of business on September 2, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the PNC Fund on or about September 19, 2008. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the PNC Corporation (the “PNC Fund Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the Internet.

     The purposes of the Special Meeting are:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (the “BlackRock Trust”) would acquire all of the assets and certain stated liabilities of the PNC Fund, in exchange for shares of the BlackRock Fund, which will be distributed by the PNC Fund to the holders of its shares in complete liquidation thereof; and
     2. To consider any adjournment or postponement of the Special Meeting, if necessary or appropriate.

     The PNC Fund Board and the Board of Trustees of the BlackRock Trust (the “BlackRock Fund Board”) have each approved the reorganization (the “Reorganization”) by which the PNC Fund would be reorganized into the BlackRock Fund. The BlackRock Fund has investment policies similar to those of the PNC Fund. This proposed Reorganization is part of the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association, after its acquisition of the adviser and the efforts of the PNC Fund Board, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s historically superior performance, lower expense ratios, broader asset base and the ability of investors to exchange into another fund in the wider BlackRock mutual fund complex.

     If PNC Fund shareholders approve the proposed Reorganization, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund and you will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that Class A and Class C shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that Institutional shareholders own immediately prior to the Reorganization. Immediately thereafter, the PNC Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the PNC Fund will be terminated, dissolved and liquidated as a series of the PNC Corporation. When the Reorganization is complete, shareholders of Class A and Class C shares of the PNC Fund will hold Investor A shares of the BlackRock Fund, and shareholders of Institutional shares of the PNC Fund will hold Institutional shares of the BlackRock Fund. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Trust, a registered open-end investment company.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the PNC Fund should know before voting on the Reorganization and constitutes an offering of the BlackRock Fund. Please read it carefully and retain it for future reference.

     The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

  A Statement of Additional Information dated September [   ], 2008 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  The prospectus relating to the Class A and Class C shares of the PNC Fund, dated September 28, 2007, as supplemented (the “PNC Fund Prospectus”);

  The prospectus relating to the Institutional Class shares of the PNC Fund, dated September 28, 2007, as supplemented (the “Institutional PNC Fund Prospectus”);

  The statement of additional information relating to the PNC Fund, dated September 28, 2007, as supplemented (the “PNC Fund SAI”);

  The Annual Report to Shareholders of the PNC Fund for the fiscal year ended May 31, 2008 (the “PNC Fund Annual Report”); and

  The BlackRock Fund statement of additional information (the “BlackRock SAI”) dated January 31, 2008 (and as currently supplemented).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

  The BlackRock Fund prospectus for Investor class shares (the “BlackRock Fund Prospectus”) dated January 31, 2008 (and as currently supplemented);

  The BlackRock Fund prospectus for Institutional class shares (the “BlackRock Fund Prospectus”); dated January 31, 2008 (and as currently supplemented);

  The Annual Report to Shareholders of the BlackRock Fund for the fiscal year ended September 30, 2007 (the “BlackRock Annual Report”); and

  The Semi-Annual Report to Shareholders of the BlackRock Fund for the fiscal period ended March 31, 2008 (the “BlackRock Semi-Annual Report”).

     Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the BlackRock Fund Prospectus will apply to the Investor A and Institutional shares to be issued by the BlackRock Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

     Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

PNC Funds, Inc.	BlackRock Funds
PNC Equity Growth Fund	BlackRock Capital Appreciation Portfolio
Two Hopkins Plaza	100 Bellevue Parkway
Baltimore, Maryland 21201	Wilmington, Delaware 19809
(800) 551-2145	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The PNC Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is September [ ], 2008.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     Each of the PNC Corporation and the BlackRock Trust is an open-end management investment company registered with the SEC. The PNC Fund is organized as a separate series of the PNC Corporation, a corporation organized under the laws of the State of Maryland. The BlackRock Fund is organized as a separate series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts.

     The PNC Fund is advised by PNC Capital Advisors, Inc. (“PNC Capital”), formerly known as Mercantile Capital Advisors, Inc. PNC Capital is a wholly-owned subsidiary of PNC Bank, National Association (“PNC Bank”), which is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company (“PNC”). The BlackRock Fund is managed by BlackRock Advisors, LLC (“BlackRock Advisors”) and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). BlackRock Advisors is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, ML & Co., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, PNC owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of BlackRock Advisors (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities and/or their power to exercise a controlling influence over BlackRock’s management or policies. The Sub-Adviser is an affiliate of BlackRock Advisors and an indirect wholly owned subsidiary of BlackRock.

     Shares of the PNC Fund are offered through its distributor, PNC Fund Distributor, LLC (“PNC Distributor”). Shares of the BlackRock Fund may be purchased through its distributor, BlackRock Distributors, Inc. (“BDI”) through September 30, 2008; however, effective October 1, 2008, BlackRock Investments, Inc. (“BII”) will serve as the BlackRock Fund’s sole distributor and shares may be purchased through BII.

The Proposed Reorganization

     The PNC Fund Board, including the Directors who are not “interested persons” of the PNC Corporation (as defined in the Investment Company Act) (the “Independent Directors”), has unanimously approved the Reorganization Agreement. The BlackRock Fund Board, including the Trustees who are not “interested persons” of the BlackRock Fund (as defined in the Investment Company Act), has unanimously approved the Reorganization Agreement. Subject to approval by the PNC Fund shareholders, the Reorganization Agreement provides for:

  the transfer of all of the assets and certain stated liabilities of the PNC Fund to the BlackRock Fund in exchange for shares of the BlackRock Fund;

  the distribution of such shares to the PNC Fund’s shareholders; and

  the liquidation, termination and dissolution of the PNC Fund as a series of the PNC Corporation.

     If the proposed Reorganization is approved and completed, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund, and shareholders of the PNC Fund will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A and Class C shares of the PNC Fund that Class A or Class C shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     In 2007, PNC acquired Mercantile Bankshares Corporation (“Mercantile”), which was the parent company of the PNC Fund’s investment adviser, Mercantile Capital Advisors, Inc., which was then renamed PNC Capital. Following the acquisition of Mercantile, PNC Bank hired an independent consultant to evaluate the Mercantile mutual fund complex. After this review, it was determined that PNC Bank should seek to merge three large cap funds advised by PNC Capital into comparable, historically better-performing funds managed by another adviser. As a result, PNC Bank solicited proposals from several investment advisers, including BlackRock Advisors. After completing their due diligence of BlackRock Advisors and based upon meetings with BlackRock Advisors, PNC Bank recommended BlackRock Advisors’ proposal to the PNC Fund Board. Based on BlackRock Advisors’ review of its mutual fund lineup, it determined that the PNC Fund should be reorganized into the BlackRock Fund and determined that two other funds advised by PNC Capital should be reorganized into two funds advised by BlackRock Advisors. Each respective reorganization is not contingent upon the others.

     In approving the Reorganization Agreement, the PNC Fund Board, including the Independent Directors, determined that the Reorganization is advisable and in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the PNC Fund Board engaged in a thorough review process relating to the proposed Reorganization. The PNC Fund Board approved the Reorganization at a meeting held on July 9, 2008. The PNC Fund Board has directed that the Reorganization be submitted for consideration at the Special Meeting.

     The factors considered by the PNC Fund Board with regard to the Reorganization include, but are not limited to, the following:

  The similarity of the investment objectives, policies and strategies of the PNC Fund and the BlackRock Fund. See “Comparison of the PNC Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”

  The relative performance histories of each Fund. See “Comparison of the PNC Fund and the BlackRock Fund—Performance History.”

  The expectation that the combined fund resulting from the completion of the Reorganization (the “Combined Fund”) will have net operating expenses lower than those of the PNC Fund prior to the Reorganization and will achieve certain operating efficiencies from its larger net asset size.

  PNC Fund shareholders will pay no sales charges in connection with the Reorganization. There are certain differences in the front-end sales loads, contingent deferred sales charges (“CDSCs”) and the service and distribution fees of the Investor A shares of the BlackRock Fund and the Class A and Class C shares of the PNC Fund, which are included in the table below. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The CDSC charged to Investor A shares will be waived for shareholders of Class C shares of the PNC Fund on those Investor A shares received in connection with the Reorganization. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes of shares (if eligible) of the BlackRock Fund subject to applicable sales charges. PNC Fund shareholders enrolled in automatic investment plans that are active at the time of the Reorganization will continue to participate in automatic investment plans with the BlackRock Fund; however, shareholders will receive the class of shares they received through the Reorganization. Following the Reorganization, Class C shareholders of the PNC Fund who are currently enrolled in an automatic investment plan, or that submit a purchase order for additional shares of the BlackRock Fund without making a specific class designation in their purchase order, will receive Investor A shares of the BlackRock Fund and will be subject to the Investor A sales charges on such future purchases. Class C shareholders of the PNC Fund who want to receive Investor C shares of the BlackRock Fund through an automatic investment program or through additional purchase orders rather than Investor A shares must instruct the BlackRock Fund in writing to receive Investor C shares. The Institutional shares of both Funds are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

	PNC Fund	BlackRock Fund
	Class A	Investor A

Front-end Sales Charge	4.75%	5.25%
Contingent Deferred Sales Charges (“CDSCs”)	1.00% on investments of $1 million	1.00% on investments of $1 million or
	or more if redeemed within one year	more if redeemed within eighteen months
Service and Distribution Fees	0.50%	0.25%

	PNC Fund	BlackRock Fund
	Class C	Investor A*

Front-end Sales Charge	None	5.25%
CDSCs	1.00% if redeemed	1.00% on investments of
	within one year	$1 million or more if
		redeemed within eighteen
		months
Service and Distribution Fees	1.00%	0.25%

*	Shareholders of the PNC Fund also have the ability to purchase Investor C shares of the BlackRock Fund. Investor C shares of the BlackRock Fund do not impose a front-end sales charge; however, they impose a CDSC of 1.00% if the shares are redeemed within one year. Investor C shares of the BlackRock Fund have service and distribution fees of 1.00%.

	PNC Fund	BlackRock Fund
	Institutional	Institutional

Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None

  The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization the PNC Fund will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

  The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the BlackRock Fund Board and officers of the BlackRock Corporation and the portfolio management team that will manage the Combined Fund. See “Management of the Funds.”

  The fact that the asset base of the PNC Fund is not expected to grow from its current level of approximately $22.6 million as of April 30, 2008, and that the BlackRock Fund’s assets have grown consistently over the last few years.

  The quality of the shareholder services the PNC Fund shareholders would have access to following the Reorganization and the fact that they would have access to a larger fund family with a broader array of options. These options include the ability generally to exchange their shares for shares of the same class of another fund managed by BlackRock Advisors. See “Comparison of the PNC Fund and the BlackRock Fund—Purchase, Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates.”

  The fact that BlackRock Advisors or one of its affiliates will be responsible for all of the costs associated with the Reorganization for the PNC Fund and BlackRock Fund excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization), as well as for PNC Capital and PNC Bank up to a previously agreed upon amount. To the extent that the costs exceed this amount, PNC Capital and PNC Bank will be responsible for their respective costs. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

  Any benefits resulting from the Reorganization to PNC Capital and its affiliates.

  The fact that PNC Bank recommended that the Reorganization be approved by the PNC Fund Board based upon its due diligence of BlackRock Advisors and other potential candidates.

     The PNC Fund Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. The BlackRock Fund Board concluded that completion of the Reorganization is advisable and in the best interests of the BlackRock Fund and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives.

The PNC Fund Board recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Comparison. Both Funds’ investment objective is long-term capital growth. Both Funds follow a similar strategy of investing in large cap companies that the portfolio management team believes have high potential for long-term growth, although the BlackRock Fund may also invest in mid cap companies. Both Funds are members of the same Lipper (Large Cap Growth Funds) and Morningstar (Large Growth) peer groups. The Combined Fund’s investment strategies will be the BlackRock Fund’s investment strategies.

     Investment Objectives. The investment objective of the Equity Growth Fund is to seek long-term capital growth, while the BlackRock Fund’s investment objective is to seek to provide long-term growth of capital. The investment objectives of the Funds are substantially similar. Both Funds are members of the same Lipper (Large-Cap Growth Funds) and Morningstar (Large Growth) peer groups. The Combined Fund’s investment objective will be the BlackRock Fund’s investment objective.

     Principal Investment Strategies. The PNC Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies. The PNC Fund invests primarily in common stocks of large-cap companies (considered by the Fund’s adviser to be a company with a relatively large market capitalization with a minimum cap of $10 billion). As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the PNC Fund’s holdings as of June 30, 2008 was $54.921 billion. The PNC Fund follows a growth strategy, which means it seeks stocks that appear to have above-average potential for growth of revenue, earnings and stock price over time.

     The PNC Fund may hold equities, including common and preferred stock of U.S. foreign companies. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”) (collectively, “Depositary Receipts” and discussed in greater detail below). However, the PNC Fund may not hold more than 20% of its net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs.

     The PNC Fund also may not hold more than 10% of its total assets in convertible securities that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), respectively, or below at the time of investment.

     The PNC Fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular securities or market sectors. In managing the Fund, the adviser chooses stocks using a growth strategy, meaning that it looks for stocks it believes have potential for above-average growth over the long term. The adviser evaluates various factors used to support future growth such as a company’s earnings history, risk and volatility of a company’s business, technological advances, good product development and quality of management.

     Reasons for the adviser to sell a stock include an adverse change in the projected earnings growth of the company issuing the stock, an immediate fundamental deterioration of the company, or when the adviser believes a stock is overvalued. The adviser will also sell a stock when, as a result of changes in the economy or the performance of the stock or other circumstances, the adviser believes that owning the stock is no longer consistent with the Fund’s goal.

     To earn additional income, the PNC Fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

     As a temporary defensive investment, the PNC Fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the Fund avoid losses, it would mean the Fund was not pursuing its investment objective, and could hurt performance by causing the Fund to miss participating in favorable market trends.

     The BlackRock Fund invests at least 80% of its total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-sized companies. The Fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The Fund generally expects to invest across a broad range of industries, but it may favor companies in those industries that appear to offer higher potential for long-term growth. Although the Fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-sized company stocks).

     Growth stocks are companies whose earnings growth potential appears to the Fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations.

     The Fund management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The Fund management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

     It is possible that in extreme market conditions the Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment goal.

     As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund will not deviate from its normal strategies if it holds these securities pending investments.

     The Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

     For additional information on risks, see “Comparison of the PNC Fund and the BlackRock Fund—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

     Assuming shareholders of the PNC Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the PNC Fund will be combined with those of the BlackRock Fund and PNC Fund shareholders will receive either Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

     Fee Table of the PNC Fund, BlackRock Fund and the
Pro Forma Combined Fund as of April 30, 2008 (unaudited)

     The fee table below provides information about the fees and expenses attributable to the Class A, Class C and Institutional shares of the PNC Fund, the Investor A and Institutional shares of the BlackRock Fund and, assuming the Reorganization had taken place on April 30, 2008, the estimated pro forma fees and expenses attributable to the Investor A and Institutional shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of August 15, 2008, see “Other Information — Capitalization.”

	PNC Fund Class A		BlackRock Fund Investor A		Pro Forma Combined BlackRock Fund Investor A Shares(1)

Shareholder Fees (fees paid directly from a shareholder’s
investment):
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)	4.75%		5.25	%(2)	5.25	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds,
whichever is lower)	None		None	(3)	None	(3)
Maximum Sales Charge (Load) Imposed on Dividend
Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
Management Fees	0.60%		0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.50%		0.25%		0.25%
Other Expenses (including administration, if applicable, and
transfer agency fees) (4)	0.76%		0.45%		0.45%
Acquired Fund Fees and Expenses	—		—	(5)	—	(5)
Total Annual Fund Operating Expenses	1.86%		1.35%		1.35%

Fee Waiver and/or Expense Reimbursement	—		—		—

Net Total Annual Fund Operating Expenses	1.86	%(6)	1.35	%(7)(8)	1.35	%(7)(8)

	PNC Fund Class C		BlackRock Fund Investor A		Pro Forma Combined BlackRock Fund Investor A Shares(1)

Shareholder Fees (fees paid directly from a shareholder’s
investment):
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)	None		5.25	%(2)	5.25	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds,
whichever is lower)	1.00	%(3)	None	(3)	None	(3)
Maximum Sales Charge (Load) Imposed on Dividend
Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
Management Fees	0.60%		0.65%		0.65%
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses (including administration, if applicable, and
transfer agency fees) (4)	0.76%		0.45%		0.45%
Acquired Fund Fees and Expenses	—		—	(5)	—	(5)
Total Annual Fund Operating Expenses	2.36%		1.35%		1.35%

Fee Waiver and/or Expense Reimbursement	—		—		—

Net Total Annual Fund Operating Expenses	2.36	%(6)	1.35	%(7)(8)	1.35	%(7)(8)

(footnotes appear on next page)

	PNC Fund Institutional Class		BlackRock Fund Institutional Shares		Pro Forma Combined BlackRock Fund Institutional Shares(1)

Shareholder Fees (fees paid directly from a shareholder’s
investment):
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds,
whichever is lower)	None		None		None
Maximum Sales Charge (Load) Imposed on Dividend
Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
Management Fees	0.60%		0.65%		0.65%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses (including administration, if applicable, and
transfer agency fees)(4)	0.76%		0.20%		0.19%
Acquired Fund Fees and Expenses	—		—	(5)	—	(5)
Total Annual Fund Operating Expenses	1.36%		0.85%		0.84%

Fee Waiver and/or Expense Reimbursement	—		(0.15	)%(7)	(0.14	)%(7)

Net Total Annual Fund Operating Expenses	1.36	%(6)	0.70	%(7)	0.70	%(7)

(1)	Assuming the Reorganization had taken place on April 30, 2008.

(2)	Some investors may qualify for reductions in or waivers of the sales charge (load). See the section “Can the Sales Charge be Reduced or Eliminated?” in the BlackRock Fund Prospectus.

(3)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within twelve months on the PNC Fund and eighteen months on the BlackRock Fund.

(4)	PNC Global Investment Servicing, (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Funds. PNC GIS also provides co-administrative services to the BlackRock Fund and will provide such services to the Combined Fund. PFPC Trust Company, an affiliate of BlackRock Advisors, provides custody services to the BlackRock Fund and will provide such service to the Combined Fund. The Funds pay a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the BlackRock Fund and the BlackRock Fund reimburses BlackRock Advisors or its affiliates for these services.

(5)	Acquired Fund Fees and Expenses were less than 0.01%.

(6)	As a result of voluntary waivers and expense reimbursements, the Net Total Annual Fund Operating Expenses of Class A, Class C and Institutional shares of the PNC Fund are expected to be 1.28%, 1.78% and 0.78%, respectively. The waivers and reimbursements may be terminated at any time at the option of the investment adviser.

(7)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Net Total Annual Fund Operating Expenses of Investor A and Institutional shares of the BlackRock Fund to 1.35% and 0.70% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses), respectively, until February 1, 2009. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

(8)	Including voluntary waivers, the net expenses for Investor A shares of the BlackRock Fund are estimated to be 1.25% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses).

EXAMPLES:

     These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class A	$655	$1,032	$1,433	$2,551
BlackRock Fund Investor A	$655	$ 930	$1,226	$2,064
Pro Forma Combined Fund Investor A Shares*	$655	$ 930	$1,226	$2,064

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class C	$339	$ 736	$1,260	$2,696
BlackRock Fund Investor A	$655	$ 930	$1,226	$2,064
Pro Forma Combined Fund Investor A Shares*	$655	$ 930	$1,226	$2,064

	1 Year	3 Years	5 Years	10 Years

PNC Fund Institutional Shares	$138	$ 431	$ 745	$1,635
BlackRock Fund Institutional Shares	$ 72	$ 256	$ 457	$1,035
Pro Forma Combined Fund Institutional Shares*	$ 72	$ 254	$ 452	$1,024

Expenses if you did not redeem your shares

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class A	$655	$1,032	$1,433	$2,551
BlackRock Fund Investor A	$655	$ 930	$1,226	$2,064
Pro Forma Combined Fund Investor A Shares*	$655	$ 930	$1,226	$2,064

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class C	$239	$ 736	$1,260	$2,696
BlackRock Fund Investor A	$655	$ 930	$1,226	$2,064
Pro Forma Combined Fund Investor A Shares*	$655	$ 930	$1,226	$2,064

	1 Year	3 Years	5 Years	10 Years

PNC Fund Institutional Shares	$138	$ 431	$745	$1,635
BlackRock Fund Institutional Shares	$ 72	$ 256	$457	$1,035
Pro Forma Combined Fund Institutional Shares*	$ 72	$ 254	$452	$1,024

* Assuming the Reorganization had taken place on April 30, 2008.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the PNC Fund, the BlackRock Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the PNC Fund, the PNC Bank and the BlackRock Fund will receive an opinion from Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the BlackRock Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the PNC Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the PNC Fund’s taxable year) by the PNC Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any gains will be distributed to the PNC Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the PNC Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange and Redemption

PNC Fund

     Purchases. The PNC Fund publicly offers its shares on a continuous basis. Class A, Class C and Institutional shares of the PNC Fund can be purchased or redeemed through orders placed with its distributor, PNC Distributor, and its intermediaries. Shareholders of the PNC Fund may purchase or redeem their shares at the net asset value (or “NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Class A and Class C shares generally can be made by a minimum purchase amount of $1,000. Institutional shares can be purchased either: (i) from the trust or banking departments of PNC Bank or PNC Bank, Delaware, another financial intermediary that has entered into an agreement with PNC Distributor to sell shares; (ii) directly from the PNC Fund through an investment of $1 million or more with the PNC Fund; or (iii) if you had an Institutional Class share account directly with the PNC Fund on September 30, 2002. Class A shares are purchased at NAV, and adjusted for the applicable sales charges, while Class C and Institutional shares are purchased at NAV. Institutional shares are redeemed at NAV, while Class A and Class C shares are redeemed at NAV, and adjusted for any applicable sales charges. Class A shares do not have a CDSC, except there is a CDSC of 1.00% for an investment of $1 million or more and the redemption is made one year after the investment. Class C shares have a CDSC of 1.00% if shares are redeemed within one year.

     Redemptions. The PNC Fund does not charge a redemption fee. PNC Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the PNC mutual fund complex, provided that the share class and fund is available and open to new investors, and as long as those shares may be legally sold in the investor’s state. There is a minimum required amount for exchanges of PNC Fund Class A and Class C shares of $1,000, if opening a new account (or $100 if adding to a an existing account) and $500 for Institutional shares, if opening a new account (with no minimum if adding to an existing account). Shares to be exchanged at the price based on the respective net asset value. Accounts with Class A and Class C shares of less than $1,000 as a result of withdrawals and less than $500 of Institutional shares can be closed.

     Exchanging Shares. PNC Fund shareholders can exchange some or all of their shares of the PNC Fund for the same class of shares in any other PNC fund, as long as those shares may legally be sold in your state.

     In general, there are no sales charges when shareholders exchange from one fund to another. One exception is with Class A shares when you are exchanging from a money market fund into a stock or bond fund. Unless a shareholder is eligible for a sales charge waiver, shareholders will be charged the sales charge on the fund into which they are exchanging. Note that once shareholders have paid a sales charge, they will be given credit for having paid that charge in all future exchanges of the money involved.

BlackRock Fund

     Purchases. The BlackRock Fund publicly offers its shares on a continuous basis. Investor A and Institutional shares may be purchased or redeemed through orders placed with its distributor, BDI, or its intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be purchased or redeemed through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may purchase or redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A shares generally can be made by a minimum purchase amount of $1,000. Institutional shares be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with BDI; (viii) holders of certain Merrill Lynch & Co., Inc. (“Merrill Lynch”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and (ix) employees and directors/trustees of BlackRock, BlackRock funds, Merrill Lynch, PNC or their affiliates. Investor A shares are purchased at NAV, and adjusted for the applicable sales charge. Institutional shares are redeemed at NAV, while Investor A shares are redeemed at NAV, and adjusted for any applicable sales charges. Investor A shares generally do not have a CDSC, except there is a CDSC of 0.75% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment.

     Redemptions. The BlackRock Fund does not charge a redemption fee. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A shares of $1,000 and none for Institutional shares. Shares are exchanged at the respective net asset values. Accounts with Investor A shares of less than $500, as a result of withdrawals, can be closed, while accounts with Institutional shares can be closed for failure to keep the minimum required initial investment.

     Exchanging Shares. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

Principal Investment Risks

     Because of their similar investment policies, many of the risks associated with an investment in the BlackRock Fund are substantially similar to those associated with an investment in the PNC Fund. Such primary investment risks for both Funds include market risk selection or management risk, equity risk, growth investing risk and convertible securities risk. The PNC Fund also has primary investment risks of value investing, sector risk, foreign investment risk, securities lending risk and defensive strategies risk. The BlackRock Fund also has primary investment risks of small-cap securities risk, interest rate risk, and derivative risk.

     You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the PNC Fund and the BlackRock Fund.

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the PNC Fund shareholders could lose money. As with any fund, the value of the BlackRock Fund’s investments, and, therefore, the value of the BlackRock Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the BlackRock Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF THE PNC FUND
AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

     PNC Fund. The PNC Fund’s goal is long-term capital growth.

     Under normal circumstances, the PNC Fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in equities of U.S. companies. The Fund’s principal investment strategies include:

  Under normal market conditions, investing primarily in common stocks of large-cap companies. PNC considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion.

  Under normal circumstances, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies.

  Investing in companies that it believes have potential for above-average growth over the long term.

  Investing in securities of domestic and foreign issuers.

     The PNC Fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular securities or market sectors. In managing the Fund, the adviser chooses stocks using a growth strategy, meaning that it looks for stocks it believes have potential for above-average growth over the long term. The adviser evaluates various factors used to support future growth, such as a company’s earnings history, risk and volatility of a company’s business, technological advances, good product development and quality of management.

     Reasons for the adviser to sell a stock include an adverse change in the projected earnings growth of the company issuing the stock, an immediate fundamental deterioration of the company, or when the adviser believes a stock is overvalued. The adviser will also sell a stock when, as a result of changes in the economy or the performance of the stock or other circumstances, the adviser believes that owning the stock is no longer consistent with the Fund’s goal.

     Principal types of securities the PNC Fund may hold include:

  Equities, including common and preferred stock of U.S. and foreign companies;

  EDRs, GDRs and sponsored ADRs; and

  Convertible securities of any credit rating (convertible into common stock).

No more than 20% of the PNC Fund’s net assets may be invested in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs. No more than 10% of the PNC Fund’s total assets may be invested in convertible securities that are rated BBB/Baa or below at the time of investment.

     The PNC Fund measures its performance against the Russell 1000® Growth Index, which is an unmanaged index generally representative of the U.S. large cap growth stock market.

     The PNC Fund has the ability to utilize other non-principal strategies. Under normal circumstances, the PNC Fund can invest up to 20% of its net assets in debt securities, including foreign debt securities. The PNC Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and debt obligations that at the time of purchase carry one of the three higher ratings assigned by a nationally recognized statistical rating agency or unrated debt obligations that its adviser has determined to be of comparable quality. The PNC Fund may invest in variable and floating rate instruments; municipal obligations; standby commitments; repurchase agreements; reverse repurchase agreements; when-issued purchases and forward commitments; other investment companies (including exchange-traded funds); foreign currency exchange contracts; rights and warrants; and up to 15% of its net assets in illiquid securities. The

Fund may lend its portfolio securities and write or purchase options, futures contracts and options on futures contracts.

     BlackRock Fund. The BlackRock Fund seeks to provide long-term growth of capital.

     Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies. The Fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

     Growth stocks are companies where earnings growth potential appears to the Fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations.

     While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth. Although the Fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

     It is possible that in extreme market conditions the Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment goal.

     As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund will not deviate from its normal strategies if it holds these securities pending investments.

     The Fund management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The Fund management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

     The Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

     Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the BlackRock Fund.

Main Differences in Investment Strategies

     The investment strategies used by each Fund are similar, but not identical. Both Funds follow a similar strategy of investing in large-cap companies that the portfolio management team believes have high potential for long-term growth, although the BlackRock Fund has additional latitude to invest in mid cap companies. The Combined Fund’s investment strategies will be the BlackRock Fund’s investment strategies.

Fundamental Investment Restrictions

     The fundamental investment restrictions of the PNC Fund and the BlackRock Fund are listed in Appendix A and cannot be changed without shareholder approval. The Funds have substantially similar fundamental investment restrictions (and exclusions) on purchasing and selling real estate, purchasing securities of companies for exercising control; acting as an underwriter of securities, investing in a manner that would cause a fund to become non-diversified, issuing senior securities, purchasing and selling commodities and commodity contracts or making loans, investing more than 25% of its total assets in a particular industry and borrowing. The BlackRock Fund has fundamental investment restrictions prohibiting the Fund from (i) acquiring any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets where otherwise permitted by the Investment Company Act; and (2) purchasing or selling commodities except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options. The PNC Fund has no such fundamental investment restrictions.

     If the shareholders of the PNC Fund approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the investment restrictions of the BlackRock Fund.

Risks of PNC Fund

     The main risks of investing in the PNC Fund are stock market risk, equity risk, growth investing risk, sector risk, management risk, foreign investment risk, convertible securities risk, securities lending and defensive strategies. A comparison of the principal investment risks of the Funds is included above. See “Summary—Principal Investment Risks.”

     Stock Market Risk — The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get attractive prices for them.

     Equity Risk — Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

     Growth Investing Risk — Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

     Sector Risk — To the extent that the Fund emphasizes particular market sectors, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

     Management Risk — The Fund’s portfolio managers may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

     Foreign Investment Risk — Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the United States. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the United States Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

     Convertible Securities Risk — Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

     Securities Lending — To earn additional income, the Fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

     Defensive Strategies — As a temporary defensive investment, the Fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy.

Risks of BlackRock Fund

     The main risks of investing in the BlackRock Fund are equity risk, market risk and selection risk, investment style risk, the risks associated with derivatives, the risks associated with small capitalization companies and when-issued securities. A comparison of the principal investment risks of the Funds is included above. See “Summary—Principal Investment Risks.”

     The following are the main risks involved in an investment in the BlackRock Fund:

     The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

     The Fund’s investment approach, with its emphasis on keeping portfolio turnover low, means that the Fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the Fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the Fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange Fund shares could adversely affect the management of the Fund and are discouraged from investing in it.

     While the Fund’s buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the Fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

     The Fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the Fund’s investment than if the Fund held the securities of larger, more established companies.

     Because different kinds of stocks go in and out of favor depending on market conditions, this Fund’s performance may be better or worse than other funds with different investment styles. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

     The value of any bonds held by the Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the Fund.

     The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Performance History

     The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years or the life of the Fund, if shorter, and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the PNC Fund, please refer to the PNC Fund Prospectus and the PNC Fund Annual Report. For more information concerning the performance of the BlackRock Fund, please refer to the BlackRock Fund Prospectus and the BlackRock Fund Annual Report. Management’s discussion of Fund performance for the BlackRock Fund is incorporated by reference from the BlackRock Annual Report. The returns for the BlackRock Fund would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Calendar Year Total Returns, as of 12/31 each year for
Investor A Shares of the BlackRock Capital Appreciation Portfolio

Best Quarter: 23.24% (4th Quarter 1998)
Worst Quarter: –17.06% (1st Quarter 2001)
Year to Date Return as of June 30, 2008: –4.96%

BlackRock Capital Appreciation Portfolio
Average Annual Total Return
For The Period Ended December 31, 2007

	1 Year	5 Years	10 Years

Investor A Shares
Return Before Taxes(a)	12.06%	11.83%	5.35%
Return After Taxes on Distributions(a)	12.06%	11.83%	5.34%
Return After Taxes on Distributions and
Sale of Fund Shares(a)	7.84%	10.35%	4.68%
Institutional Shares(b)—Return Before Taxes(a)	18.84%	13.43%	6.30%
Russell 1000® Growth Index(c)	11.81%	12.11%	3.83%

(a)	Includes all applicable fees and charges.

(b)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

(c)	The Russell 1000® Index is an unmanaged broad-based Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization in the Russell 3000® Index. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Calendar Year Total Returns, as of 12/31 each year for
Institutional Shares of the PNC Equity Growth Fund

Best Quarter: 24.83% (4th Quarter 1999)
Worst Quarter: –21.58% (3rd Quarter 2001)
Year to Date Return as of June 30, 2008: –8.47%

PNC Equity Growth Fund
Average Annual Total Return
For The Period Ended December 31, 2007

	1 Year	5 Years	Since Inception(d)

Class A Shares—Return Before Taxes	4.86%	8.95%	0.10%
Class C Shares—Return Before Taxes	4.27%	8.42%	–0.40%
Institutional Shares
Return Before Taxes	5.41%	9.51%	0.62%
Return After Taxes on Distributions(a)	5.39%	9.46%	0.05%
Return After Taxes on Distributions and
Sale of Fund Shares(b)	3.53%	8.28%	0.42%
Russell 1000® Growth Index (c)	11.82%	12.11%	2.82%

(a)	Assumes shares are still held.

(b)	Assumes shares were sold at the end of the period.

(c)	The Russell 1000® Index is an unmanaged broad-based Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization in the Russell 3000® Index. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(d)	Fund inception date is March 1, 1998.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The accounting survivor of the Reorganization will be the BlackRock Fund. As such, the Combined Fund will continue the performance history of the BlackRock Fund after the closing of the Reorganization.

Management of the Funds

     PNC Fund. PNC Capital is a wholly-owned subsidiary of PNC Bank, which, in turn, is wholly-owned by PNC. PNC Capital’s principal office is located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of May 31, 2008, PNC Capital had approximately $13 billion of assets under management.

     The PNC Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the PNC Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Kevin C. Laake, CFA, is the co-portfolio manager to the Fund. Mr. McCreadie is solely responsible for determining the Fund’s sector allocation. He is the President and Chief Investment Officer of PNC Capital. He joined PNC Capital in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the PNC Fund since 2003. Mr. Laake is a Vice President of PNC Capital. He has been with PNC Capital and its predecessor since 1999. He has been co-portfolio manager of the PNC Fund since 2004.

     PNC Capital provides investment advisory services to the PNC Fund pursuant to an investment advisory agreement (the “PNC Capital Advisory Agreement”). Pursuant to the PNC Capital Advisory Agreement, PNC Capital receives for its services to the PNC Fund monthly compensation at the annual rate of 0.60% of the first $1 billion of the Fund’s average daily net assets, plus 0.40% of average daily net assets in excess of $1 billion.

     The PNC Fund’s annual reports for the fiscal years ended May 31, 2007 and May 31, 2006 provide a discussion regarding the basis for the PNC Fund Board’s approval of the advisory agreement with PNC Capital.

     The PNC Capital Advisory Agreement generally provides that, subject to the supervision of the PNC Fund Board, PNC Capital will (a) act as investment adviser for the PNC Fund and (b) provide a continuous investment program for the PNC Fund, including investment research and management with respect to all securities, investments, and cash equivalents in the PNC Fund. PNC Capital shall select brokers and dealers for any purchase or sale of assets of the PNC Fund and use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors it deems relevant.

     Under the PNC Capital Advisory Agreement, PNC Capital will comply with (i) the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable rules and regulations of the SEC and (ii) any other applicable provision of law.

     The PNC Capital Advisory Agreement provides that PNC Capital may, to the extent permitted by applicable law, appoint one or more sub-advisers to perform investment advisory services with respect to the PNC Fund.

     Under the PNC Capital Advisory Agreement, PNC Capital shall remit to the Fund the amount of any recovery it obtains for the benefit of the Fund from any person or sub-adviser whom it has employed or with whom it has contracted, for the acts and omissions of such person or sub-adviser. The Fund agrees that PNC Capital and such other sub-advisers shall not be liable for any alleged or actual error of judgment or mistake of law or for any alleged or actual loss suffered by the Fund or the Corporation and the Fund and the Corporation agree to indemnify and hold harmless PNC Capital and such other sub-advisers against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses as and when incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys fees) arising out of any such alleged or actual error of judgment or mistake of law or loss; provided, however, that nothing in the PNC Capital Advisory Agreement shall be deemed to protect or purport to protect PNC Capital or any such sub-adviser against any liability to any fund or to its shareholders to which PNC Capital or they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder, or by reason of reckless disregard of the obligations and duties thereunder; and provided further, that this sentence shall not inure to the benefit of any person or sub-adviser (or others who may assist any such person or sub-adviser) whom PNC Capital has employed.

     BlackRock Fund. The BlackRock Fund has entered into an advisory agreement (the “Advisory Agreement”) with BlackRock Advisors under which the Fund pays BlackRock Advisors a fee at the annual rate of 0.65% of the BlackRock Fund’s average daily net assets not exceeding $1 billion, 0.60% of the BlackRock Fund’s average daily net assets in excess of $1 billion but not exceeding $2 billion, 0.575% of the BlackRock Fund’s average daily net assets in excess of $2 billion but not exceeding $3 billion, and 0.55% of the BlackRock Fund’s average daily net assets in excess of $3 billion.

     The Fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, and Edward P. Dowd, Managing Director at BlackRock Advisors. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

     Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Mr. Lindsey is head of BlackRock’s Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Mr. Lindsey, as Managing Director at SSRM, headed the Mid- and Large-Cap Growth Teams. He joined SSRM in 2002 and was promoted to Chief Investment Officer—Growth in 2003. He was responsible for overseeing all of the firm’s growth and core products. He was the co-portfolio manager of the State Street Legacy Fund and the firm’s large cap growth institutional portfolios. Prior to joining SSRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

     Mr. Dowd joined BlackRock as a Director following the SSRM merger, and was promoted to Managing Director in 2006. He is primarily responsible for the technology and energy sectors. Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the prior five years, he also served as a Senior Vice President and Technology Sector Leader for Independence Investments LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

     The Advisory Agreement generally provides that, subject to the oversight of the BlackRock Fund Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the BlackRock Fund’s assets, (b) supervise continuously the investment of the BlackRock Fund, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the BlackRock Fund and (d) provide investment research to the BlackRock Fund. BlackRock Advisors will provide the services in accordance with the BlackRock Fund’s investment objective, policies and restrictions as stated in its registration statement and the resolutions of the BlackRock Fund Board.

     Under the Advisory Agreement, BlackRock Advisors will comply with (i) the provisions of the Investment Company Act and the Advisers Act and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the BlackRock Trust’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Advisory Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the BlackRock Fund.

     Under the Advisory Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the BlackRock Fund in connection with the performance of the Advisory Agreement. Under the Advisory Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement is terminable as to the BlackRock Fund by vote of the BlackRock Fund Board or by the holders of a majority of the outstanding voting securities of the BlackRock Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the BlackRock Fund on 60 days’ written notice to the Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     Sub-Adviser. BlackRock Advisors has a sub-advisory agreement with the Sub-Adviser (“Sub-Advisory Agreement”), an affiliate of BlackRock Advisors. The Sub-Adviser is responsible for the day-to-day management of the BlackRock Fund’s portfolio. The Sub-Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The sub-advisory fee is paid by BlackRock Advisors to the Sub-Adviser out of its advisory fee and is not paid by the BlackRock Fund.

     The Sub-Adviser will supervise the day-to-day operations of the BlackRock Fund and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the BlackRock Fund as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the BlackRock Fund; (ii) arrange for the purchase and sale of securities of the BlackRock Fund; (iii) provide investment research and credit analysis concerning the BlackRock Fund’s investments; (iv) assist BlackRock Advisors in determining what portion of the BlackRock Fund’s assets will be invested in cash, cash equivalents and money market instruments; (v) place orders for all purchases and sales of the investments made for the BlackRock Fund; and (vi) maintain the books and records as are required to support BlackRock Fund operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors).

     Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the BlackRock Fund or BlackRock Advisors in connection with the performance of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Sub-Adviser is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement is terminable as to the BlackRock Fund by vote of the BlackRock Fund Board or by the holders of a majority of the outstanding voting securities of the BlackRock Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Sub-Adviser may also terminate its sub-advisory relationship with respect to the BlackRock Fund on 60 days’ written notice to the BlackRock Fund.

     A discussion of the BlackRock Fund Board’s approval of the BlackRock Fund’s Advisory Agreement with BlackRock Advisors and the Sub-Advisory Agreement between BlackRock Advisors and the Sub-Adviser is included in the BlackRock Fund’s annual shareholder report for the fiscal year ended October 31, 2006.

     Combined Fund. If the shareholders of the PNC Fund approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Advisory Agreement, the major elements of which are described above. The Sub-Adviser will continue to act as the sub-adviser for the Combined Fund pursuant to the Sub-Advisory Agreement, the major elements of which are described above. The Combined Fund will be managed by Messrs. Lindsey and Dowd.

Administration Agreements

     PNC Fund. PNC Capital, as assignee, serves as the PNC Corporation’s administrator pursuant to an Administration Agreement dated as of May 28, 1993 and amended through May 13, 2008 between the PNC Corporation and a predecessor of PNC Capital (the “PNC Administration Agreement”) and generally assists in all aspects of the PNC Corporation’s operation and administration. PNC Capital has agreed to maintain office facilities for the PNC Corporation, prepare reports to shareholders, coordinate federal and state returns, furnish the PNC Corporation with statistical and research data, clerical and certain other services required by the PNC Corporation, assist in updating the Corporation’s Registration Statement for filing with the SEC, and perform other administrative functions.

     Pursuant to the PNC Administration Agreement, PNC Capital may delegate some or all of its obligations under the Agreement to another party, in which case PNC Capital will be responsible for all compensation payable to such party and will remain liable to the PNC Corporation for such party’s performance of such delegated obligations. PNC Capital has entered into a Sub-Administration Agreement with PNC GIS, a subsidiary of PNC, to serve as the sub-administrator for the PNC Fund. PNC GIS is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

     The Administration Agreement provides that PNC Capital shall not be liable for acts or omissions that do not constitute willful misfeasance, bad faith or gross negligence on the part of PNC Capital, or reckless disregard by PNC Capital of its duties under the PNC Administration Agreement.

     In its capacity as administrator, PNC Capital is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.125% of the average daily net assets of the PNC Fund.

     BlackRock Fund. BlackRock Advisors and PNC GIS serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “BlackRock Administration Agreement”). PNC GIS maintains office facilities for the Fund, furnishes the Fund with statistical and research data, clerical, accounting, and bookkeeping services, provides and supervises the operation of an automated data processing system to process purchase and redemption orders, prepares and files materials requested by state securities regulators, calculates various contractual expenses, computes the Fund’s net asset value, net income and net capital gain or loss, and serves as a liaison with the Fund’s independent public accountants.

     Under the BlackRock Administration Agreement, the BlackRock Trust pays to BlackRock Advisors and PNC GIS, on behalf of the BlackRock Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Fund’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of the Fund, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of the Fund in excess of $1 billion. BlackRock Advisors and PNC GIS may from time to time voluntarily waive administration fees with respect to the Fund and may voluntarily reimburse the Fund for expenses.

     Combined Fund. Following the Reorganization, BlackRock Advisors and PNC GIS will provide the Combined Fund with administrative services pursuant to the BlackRock Administration Agreement.

Other Service Providers

     PNC Fund. The Fifth Third Bank (“Fifth Third”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the PNC Fund’s custodian. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the PNC Fund. Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the PNC Fund. Class A, Class C and Institutional Shares of the PNC Fund are distributed continuously by PNC Distributor. PNC Distributor, an indirect wholly-owned subsidiary of Foreside Financial Group, LLC, is located at 100 Summer Street, Boston, Massachusetts 02110.

     BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PNC GIS, located at 301 Bellevue

Parkway, Wilmington, Delaware 19809, acts as the BlackRock Fund’s transfer agent. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the BlackRock Fund. BDI, 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of BlackRock Advisors, acts as the BlackRock Fund’s distributor through September 30, 2008; however, effective October 1, 2008, BII, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, will act as the BlackRock Fund’s sole distributor.

     Combined Fund. Following the Reorganization, the BlackRock Fund’s current service providers will serve the Combined Fund.

Distribution and Service Fees

     PNC Fund. Class A shares have an annual distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class C shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Class C shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class C shares. Institutional shares do not pay any distribution or service fees.

     BlackRock Fund. Investor A shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A shares but Investor A shares do not pay distribution fees. Institutional shares do not pay any distribution or service fees.

     Combined Fund. Following the Reorganization, the BlackRock Fund distribution and service fees will be applied to investors.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the BlackRock Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Fund, which policies and procedures will be used by the Combined Fund.

     Purchasing Shares. The BlackRock Fund offers its shares to the public on a continuous basis. Investor A and Institutional shares may be purchased through orders placed with its distributor, BDI, or its intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be purchased through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may purchase their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A shares generally can be made by a minimum purchase amount of $1,000. Institutional shares may be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with BDI; (viii) holders of certain Merrill Lynch sponsored UITs who reinvest dividends received from such UITs in shares of the Fund;

and (ix) employees and directors/trustees of BlackRock, BlackRock funds, Merrill Lynch, PNC or their affiliates. Investor A shares are purchased at NAV, and adjusted for the applicable sales charges, while Institutional shares are purchased at NAV.

     Exchanging Shares. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

     Redeeming Shares. The BlackRock Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A shares are redeemed at NAV, adjusted for any applicable sales charges. Investor A shares generally do not have a CDSC, except there is a CDSC of 0.75% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment. Investor A and Institutional shares may be redeemed through orders placed with its distributor, BDI, or its intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be redeemed through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Valuation of Shares. Following the Reorganization, net asset value will be determined in a manner consistent with the BlackRock Fund’s valuation procedures, as described below.

     BlackRock Fund. The price of mutual fund shares generally changes every day the NYSE is open (“business day”). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (“NAV”) per share is $10.

     Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

     Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the Fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Fund shares cannot be bought or sold.

     Since the NAV changes daily, the price of the Fund shares depends on the time that the order is received.

     The Fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock Advisors believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the Fund values the affected securities at fair value as determined by BlackRock Advisors pursuant to procedures adopted by the BlackRock Fund Board. For example, the Fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock Advisors’ judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

     Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

     PNC Fund. Securities held by the Fund are valued at current market value or, in the absence of a current market value with respect to any portfolio securities, at fair value as determined in good faith using procedures adopted by the PNC Fund Board. A security that is primarily traded on a domestic security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the PNC Fund Board, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

     The PNC Fund Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to PNC Capital’s Pricing Committee in accordance with procedures established by the PNC Fund Board. Fair value determinations may be made when a current market price is not readily available (for example the exchange or market on which a security is traded does not open, trading on a security has been halted or the security is thinly traded), or when, in PNC Capital’s judgment, a current market price does not accurately reflect the current market value of the security. In determining whether a particular security valuation does not reflect the current market price of the security, PNC Capital monitors information it receives in the ordinary course of its investment management responsibilities for material events that it believes in good faith could affect the value of the securities held by the Fund; such as events affecting the issuer of the security or events effecting the security markets in general.

     Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the PNC Fund’s NAV. As a result, the PNC Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     Comparison of Valuation Policies. The valuation policies of the Funds are substantially similar. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the BlackRock Fund.

Distributions

     The BlackRock Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The PNC Fund may declare and pay any capital gains distributions at least annually. However, the PNC Fund declares and pays any income dividends (which may include any short-term capital gains) every three months.

Market Timing

     The following discussion describes the market timing policies of the BlackRock Fund, which policies also will apply to the Combined Fund.

     The Board of Trustees of the BlackRock Trust has determined that the interests of long-term shareholders and the BlackRock Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor A and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the Fund management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

     Because the Fund invests in non-U.S. securities, it is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described above.

     The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The BlackRock Fund Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

     If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. BDI has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with BDI in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

     There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

     The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

     The financial highlights for the Investor A and Institutional shares of the BlackRock Fund that are contained in the BlackRock Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from financial statements audited by Deloitte & Touche LLP. The financial highlights in the BlackRock Semi-Annual Report are unaudited.

INFORMATION ABOUT THE REORGANIZATION

General

     Under the Reorganization Agreement, the PNC Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the PNC Fund will have an aggregate net asset value equal to the aggregate net asset value of the PNC Fund’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by the PNC Fund of the shares of the BlackRock Fund, the PNC Fund will distribute the Investor A and Institutional shares to its shareholders and be terminated, dissolved and liquidated as a series of the PNC Corporation under Maryland state law.

     The distribution of BlackRock Fund shares to PNC Fund shareholders will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the PNC Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of Investor A or Institutional shares of the BlackRock Fund that the PNC Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     Accordingly, as a result of the Reorganization, each PNC Fund shareholder will own Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that shareholders own immediately prior to the Reorganization. Institutional shareholders of the PNC Fund will receive

Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

     No sales charge or fee of any kind will be assessed to the PNC Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, on the Closing Date the PNC Fund will transfer to the BlackRock Fund all of its assets in exchange solely for shares of the BlackRock Fund. The net asset value of the Investor A and Institutional shares issued by the BlackRock Fund will be equal to the value of the assets of the PNC Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund’s valuation procedures, net of the assumption by the BlackRock Fund of certain stated liabilities of the PNC Fund provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the PNC Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The PNC Fund expects to distribute the shares of the BlackRock Fund to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the PNC Fund will be terminated as a series of the PNC Corporation.

     The BlackRock Fund and the PNC Fund have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  the approval of the Reorganization by the PNC Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

  the declaration of a dividend by the PNC Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains; and

  an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the PNC Fund.

     The PNC Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the PNC Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

     The factors considered by the PNC Fund Board with regard to the Reorganization include, but are not limited to, the following:

  The investment objectives, policies and strategies of the PNC Fund and the BlackRock Fund are similar. See “Comparison of the PNC Fund and the BlackRock Fund — Investment Objectives and Principal Investment Strategies.”
  Through the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies. BlackRock Advisors has represented that the style and risk/return profile of the BlackRock Fund is comparable to those of the PNC Fund shareholders’ current investment. Potential transaction costs in restructuring the portfolio holdings of the PNC Fund are anticipated to be incurred by the PNC Fund (not the BlackRock Fund) prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither the PNC Fund nor the Combined Fund will dispose of holdings in the PNC Fund portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.
  The relative performance histories of each Fund.
  The PNC Fund Board reviewed the relative performance of each Fund over different time periods compared with each other and to the benchmarks applicable to each Fund. Each class of the BlackRock Fund substantially outperformed the corresponding class of the PNC Fund for the periods covered. Because the Combined Fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the Combined Fund will continue the performance history of the BlackRock Fund at the closing of the Reorganization.
  It is expected that the Combined Fund will have a lower net annual operating expense ratio than the annual expense ratio of the PNC Fund prior to the Reorganization.
  Shareholders of the PNC Fund are expected to experience lower net operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization.
  It is expected that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.
  The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversification and potentially lower portfolio transaction costs.
  PNC Fund shareholders will pay no sales charges in connection with the Reorganization and will receive Investor A or Institutional shares of the BlackRock Fund, which are similar to the Class A or Class C shares or Institutional shares, respectively, of common stock of the PNC Fund they currently hold. The BlackRock Fund Investor A shares have a slightly larger front-end sales charge of 5.25%, but lower service and distribution fees of 0.25%, compared to the PNC Fund Class A shares that have a front-end sales charge of 4.75% and service and distribution fees of 0.50%. The Investor A shares of the BlackRock Fund and the Class A shares of the PNC Fund impose a contingent deferred sales charge (“CDSC”) of 0.75% and 1.00%, respectively, on redemptions of investments of $1 million or more; however, the holding period during which the CDSC is charged is 12 months for the PNC Fund and 18 months for the BlackRock Fund. The Class C shares of the PNC Fund have no front-end sales charges, while the Investor A shares of the BlackRock Fund have a front-end sales charge of 5.25%; however, no front-end sales charge will be imposed in connection with the Reorganization or if shareholders subsequently exchange into Investor A shares of another mutual fund in the BlackRock fund complex. The Class C shares of the PNC Fund impose a CDSC of 1.00% if the shares are redeemed within 12 months, while the Investor A shares of the BlackRock Fund impose a CDSC of 1.00% on redemptions of investments of $1 million or more with an 18-month holding period. Investor A shares of the BlackRock Fund have service and distribution fees of 0.25%, which is lower than the service and distribution fees of 1.00% charged by the Class C shares of the PNC Fund. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The Institutional shares of both Funds also are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

  There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax- free transaction.
  The Reorganization Agreement provides for a tax-free transfer of all of the assets and certain stated liabilities of the PNC Fund in exchange for shares of the BlackRock Fund. Shareholders will receive Investor A or Institutional shares of the BlackRock Fund equivalent to the aggregate net asset value of their Class A or Class C shares or Institutional shares, respectively, of the PNC Fund, and will pay no U.S. federal income tax on the transaction.
  BlackRock Advisors or one of its affiliates will be responsible for all of the costs of the PNC Capital and the BlackRock Fund associated with the Reorganization, excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors’ responsibility for the costs of the Reorganization is limited to a certain fixed amount and may be reduced under certain circumstances; however, PNC Capital or one of its affiliates will be responsible for any additional costs of PNC Bank, PNC Capital or the PNC Fund not paid for by BlackRock Advisors. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.
  The PNC Fund Board reviewed the fact that BlackRock Advisors or one of its affiliates will be responsible for all the costs of the PNC Fund, PNC Bank and PNC Capital associated with the Reorganization up to a previously agreed upon amounts, excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). To the extent that the costs exceed this amount, PNC will be responsible for its remaining costs, as well as those of the PNC Fund and PNC Capital, and BlackRock Advisors will be responsible for its remaining costs, as well as those of the BlackRock Fund. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.
  The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the BlackRock Fund Board and officers of the BlackRock Corporation and the portfolio management team that will manage the Combined Fund.
  The PNC Fund Board reviewed information provided by BlackRock Advisors that summarized its experience in the mutual fund investment advisory business. The PNC Fund Board also reviewed biographical information of the BlackRock Fund Board and officers of the BlackRock Corporation and the investment professionals that would be responsible for managing the Combined Fund. The PNC Fund Board also considered that BlackRock Advisors represented that it, as well as the BlackRock Fund, have been free of material litigation or compliance and regulatory matters that could materially impact the Combined Fund and its shareholders.
  The fact that the asset base of the PNC Fund is not expected to grow from its current level of approximately $22.6 million as of April 30, 2008, and that the BlackRock Fund’s assets have grown consistently over the last few years.
  The PNC Fund Board considered that the PNC Fund assets had decreased over the last year and that assets were not expected to grow from its current level. The PNC Fund Board also considered that the BlackRock Fund had experienced an average annual asset growth rate over the past five years.

  The quality of the shareholder services the PNC Fund shareholders would have access to following the Reorganization and the fact that they would have access to a larger fund family with a broader array of options. These options include the ability generally to exchange their shares for shares of the same class of another fund managed by BlackRock Advisors.
  The PNC Fund Board reviewed information provided by BlackRock Advisors relating to the types of shareholder services provided to BlackRock Fund shareholders. The PNC Fund Board considered the fact that there would be no decrease in the quality or level of shareholder servicing provided to PNC Fund shareholders following the Reorganization.
  Any benefits resulting from the Reorganization to PNC Capital and its affiliates.
  The Board considered that PNC Capital would no longer bear the costs associated with managing the PNC Fund, including the expense of any waivers or expense reimbursements. The PNC Fund Board also considered that, like the PNC Fund and the BlackRock Fund, the Combined Fund would be managed by an entity that may be deemed an “affiliated person” of PNC Capital as defined in the Investment Company Act.
  The fact that PNC Bank recommended that the Reorganization be approved by the PNC Fund Board based upon its due diligence of BlackRock Advisors and other potential candidates.
  The PNC Fund Board considered that PNC Bank had reviewed BlackRock Advisors’ capabilities in managing funds similar to the PNC Fund, including its investment processes, resources, compliance program, risk management and technology.

     For these and other reasons, the PNC Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives, such as liquidating the PNC Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the PNC Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to closing the Reorganization that the PNC Fund, the PNC Bank and the BlackRock Fund receive an opinion from Willkie Farr & Gallagher LLP, special U.S. federal income tax counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the PNC Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by either the PNC Fund or by the BlackRock Fund upon the transfer of all of the assets of the PNC Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the PNC Fund, or upon the distribution of the shares of the BlackRock Fund by the PNC Fund to its shareholders in exchange for their shares of the PNC Fund in the subsequent liquidation of the PNC Fund.

  No gain or loss will be recognized by a shareholder of the PNC Fund who exchanges all of his, her or its shares of the PNC Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

  The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the PNC Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the PNC Fund surrendered in exchange therefor, and the holding period of the shares of the BlackRock Fund received by a shareholder of the PNC Fund pursuant to the Reorganization will include the period during which the PNC Fund shares exchanged therefor were held by such shareholder (provided the PNC Fund shares were held as capital assets on the date of the Reorganization).

  The BlackRock Fund’s tax basis in assets of the PNC Fund received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the PNC Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the PNC Fund.

     The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the BlackRock Fund, the PNC Fund and the PNC Bank and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

     The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the PNC Fund and its shareholders.

     Prior to the Closing Date, the PNC Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the PNC Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the PNC Fund’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the PNC Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the PNC Fund.

     The BlackRock Fund’s capital loss carryforwards should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the PNC Fund (if any) with capital loss carryforwards attributable to the BlackRock Fund.

     Shareholders of the PNC Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     BlackRock Advisors has agreed to bear the expenses of the PNC Fund and the BlackRock Fund incurred directly in connection with the Reorganization, including expenses of preparing, printing and mailing proxies, proxy solicitation fees, legal fees, audit fees, fees and expenses relating to any special meeting, fees and expenses relating to the Special Meeting, fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to conversion of the PNC Fund and its shareholders to the BlackRock Fund’s service platform, but excluding the PNC Fund’s portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors has also agreed to bear the expenses of PNC Bank and PNC Capital relating to the Reorganization, up to a previously agreed-upon amount. To the extent the combined costs and expenses of the PNC Fund and PNC Capital borne by BlackRock exceed that amount, the PNC Bank will be responsible for its costs and expenses. With the exception of the costs of repositioning its portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

     Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; shareholder solicitation costs; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

     If the Reorganization is approved, the BlackRock Fund will establish a position for each PNC Fund shareholder on the books of the BlackRock Fund containing the appropriate number of shares of the BlackRock Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the PNC Fund, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the BlackRock Fund. Certain legal matters concerning the issuance of shares of the BlackRock Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to the BlackRock Fund and Bingham McCutchen LLP, special Massachusetts counsel to the BlackRock Fund.

OTHER INFORMATION

Capitalization

     The following table sets forth as of August 15, 2008: (i) the unaudited capitalization of the PNC Fund; (ii) the unaudited capitalization of the BlackRock Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of BlackRock Fund will be received by PNC Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

PNC Fund
Class A	$460,222	$7.62	60,387
Class C	$13,254	$7.43	1,783
Institutional	$17,093,259	$7.77	2,200,987

BlackRock Fund
Investor A	$150,063,161	$16.92	8,868,467
Investor B*	$25,738,621	$15.64	1,646,115
Investor C*	$13,521,002	$15.69	861,549
Institutional Shares	$84,634,523	$17.62	4,802,471

Pro Forma Combined Fund**
Investor A***	$150,536,637	$16.92	8,896,449
Investor B*	$25,738,621	$15.64	1,646,115
Investor C*	$13,521,002	$15.69	861,549
Institutional Shares***	$101,727,782	$17.62	5,772,405

*	Investor B and Investor C shares of the BlackRock Fund are not being issued in connection with the Reorganization.

**	Assuming the Reorganization had taken place on August 15, 2008.

***	The BlackRock Fund would have issued 27,982 Investor A shares and 969,934 Institutional shares to the PNC Fund shareholders.

Shareholder Information

     PNC Bank and PNC Bank, Delaware, may be deemed to be the beneficial owners of shares of the PNC Fund, for purposes of the federal securities laws, because they possess sole or shared voting power for shares of the PNC Fund. PNC Bank and PNC Bank, Delaware do not, however, have any economic interest in such shares, which are held solely for the benefit of their respective customers. Each of PNC Bank and PNC Bank, Delaware has advised the PNC Fund that it intends to vote the shares in the PNC Fund over which it has retained voting power with respect to the Reorganization in a manner that is consistent with its fiduciary responsibilities and will engage an independent fiduciary with respect to voting such shares. To the knowledge of the PNC Fund, PNC Bank and PNC Bank, Delaware collectively may be deemed to be the beneficial owners as of the Record Date of 1,917,743 shares of the PNC Fund’s Institutional Share Class, representing 87.5% of the class, and own in the aggregate 85.09% of the PNC Fund.

     As of August 19, 2008, there were 2,263,128 shares of the PNC Fund outstanding. As of such date, the Directors and officers of the PNC Fund as a group owned less than 1% of the shares of the PNC Fund. As of August 19, 2008 no person was known by the PNC Fund to own beneficially or of record 5% of the shares of the PNC Fund except as follows:

Name	Address	% of Class	% of Fund	% of Combined Fund Post-Closing

Pershing LLC*	PO Box 2052	15.58% of	0.42%	0.05%
	Jersey City, NJ 07303-9998	Class A

David Griffith	201 Carlyle East Apt F	11.97% of	0.32%	0.04%
	Belleville, IL 62221-4541	Class A

Thomas L. Owsley	1709 North 22nd Court	11.79% of	0.31%	0.04%
	Arlington, VA 22209	Class A

Pershing LLC*	PO Box 2052	10.90% of	0.29%	0.04%
	Jersey City, NJ 07303-9998	Class A

Name	Address	% of Class	% of Fund	% of Combined Fund Post-Closing

Pershing LLC*	PO Box 2052	7.63% of	0.20%	0.03%
	Jersey City, NJ 07303-9998	Class A

Pershing LLC*	PO Box 2052	5.79% of	0.15%	0.02%
	Jersey City, NJ 07303-9998	Class A

Michele A. Nelson and	853 Fairfield Ave	41.25% of	0.03%	0.00%
Robert A. Nelson JTWROS	Westminister, MD 21157	Class C
c/o Shelly Cakes & Collectibles

PFPC Trust Co. Cust*	2513 Gainford Road	30.70% of	0.02%	0.00%
FBO Timothy D. Reuter IRA	Timonium, MD 21093	Class C

PFPC Trust Co. Cust*	P.O. Box 432	19.44% of	0.02%	0.00%
FBO Timothy D. Reuter ROTH IRA	Brooklandville, MD 21022	Class C

Francine Ann Callahan	12 Tall Oaks Drive	8.61% of	0.01%	0.00%
Cust Kevin Louis Callahan UTMA MD	Hockessin, DE 19707	Class C

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

     As of August 19, 2008, there were 16,209,943 shares of the BlackRock Fund outstanding. As of August 19, 2008, the Trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of August 19, 2008, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name	Address	% of Class	% of Fund	% of Combined Fund Post-Closing

Lincoln National Life	1300 S Clinton Street	10.50% of	5.80%	5.47%
Insurance Company*	Fort Wayne, IN 46802-3506	Investor A

SSB/NYLIM Supplemental	66 Brooks Drive	9.31% of	5.14%	4.85%
Income Plan	Braintree, MA 02184	Investor A
Boston Financial Data Services
DSC/NSCC 4th Floor – Test Account*

Merrill Lynch Pierce	4800 E Deer Lake Drive 3rd Floor	8.05% of	4.44%	4.19%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor A

Merrill Lynch Pierce	4800 E Deer Lake Drive 3rd Floor	12.02% of	1.16%	1.09%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor B

Merrill Lynch Pierce	4800 E Deer Lake Drive 3rd Floor	40.62% of	2.16%	2.04%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor C

Merrill Lynch Pierce	4800 E Deer Lake Drive 3rd Floor	7.22% of	2.15%	2.03%
Fenner & Smith*	Jacksonville, FL 32246-6484	Institutional

Saxon & Co.*	P.O. Box 7780-1888	5.90% of	1.76%	1.66%
	Philadelphia, PA 19182	Institutional

Milton N Weinstein Trust	3475 Lenox Road NE STE 950	5.12% of	1.53%	1.44%
U/W ITEM VII DTD 9/17/99	Atlanta, GA 30326-3220	Institutional

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Shareholder Rights and Obligations

     The PNC Fund is a series of the PNC Corporation, a corporation organized under the laws of the State of Maryland. The authorized capital stock of the PNC Fund is 100 million shares of common stock for Class A, 100 million shares of common stock for Class C and 400 million shares of common stock for Institutional shares, having par value of $.001 per share.

     The BlackRock Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. Under its organizational documents, the BlackRock Fund is authorized to issue unlimited shares of beneficial interest, par value $.001 per share. The BlackRock Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional portfolios (referred to in the BlackRock Declaration as classes), each with its own assets and liabilities. The BlackRock Fund currently offers four classes of shares (Investor A, Investor B, Investor C and Institutional), and will issue Investor A and Institutional shares to the PNC Fund in the Reorganization.

     With respect to the BlackRock Fund, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. The BlackRock Fund and each class of shares within the Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

     Unless (i) the BlackRock Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class.

     There are no preemptive rights in connection with shares of the PNC Fund or the BlackRock Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

     A fund organized as a Massachusetts business trust, such as the BlackRock Trust, is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

     A fund organized as a series of a Maryland corporation, such as the PNC Corporation, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable solely by reason of his being a shareholder, for the fund’s acts or obligations. The Declaration of Trust for the BlackRock Trust (“BlackRock Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The BlackRock Declaration contains such provisions.

     As a result of the Reorganization, the PNC Fund shareholders will become shareholders of a Massachusetts trust.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

     Under the MGCL, if specified by its charter, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. The PNC Corporation’s charter contains such provisions. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the Investment Company Act, if the charter of that Maryland corporation so provides.

Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. The PNC Corporation’s charter allows amendments to the charter only by the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The charter of the PNC Corporation acknowledges that the PNC Fund’s name was given as a non-exclusive license and can be revoked at any time.

Issuance and Redemption of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the Investment Company Act.

Series and Classes

     The Investment Company Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The PNC Corporation’s charter sets forth that there is only one class that has been authorized and allows the PNC Corporation’s Board to allot and authorize the issuance of the unissued shares.

Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the Investment Company Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the Investment Company Act or rules thereunder.

Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Trusts

     The BlackRock Trust is governed by the BlackRock Declaration.

Shareholder Voting

     The Investment Company Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the Investment Company Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. In addition, the BlackRock Declaration provides that the shareholders shall have, among other powers, the power to vote (a) for the election of trustees when required by the Investment Company Act or otherwise determined by the trustees of the BlackRock Trust, (b) to the same extent as the shareholders of a Massachusetts business corporation when considering whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the BlackRock Trust or the shareholders, (c) with respect to any merger or consolidation with another organization or sale, lease or exchange of all or substantially all of the BlackRock Trust’s property or with respect to the organization of an additional corporation by BlackRock Trust, (d) with respect to certain amendments of the BlackRock Declaration and as the trustees may consider desirable. No shareholder vote is required, however, for the Trustees to organize or assist in organizing one or more corporations, trusts, partnership associations or organizations and selling, conveying or transferring a portion of the BlackRock Trust’s property. The BlackRock Declaration also provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter.

Election and Removal of Trustees

     The BlackRock Declaration provides that the trustees determine the size of the board of trustees but in no case may such board exceed twenty trustees. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the Investment Company Act. Trustees are then elected by a plurality vote of the shareholders. The BlackRock Declaration also provides that any trustee may be removed at any time with or without cause in writing by at least two-thirds of the number of trustees in office prior to such removal.

Issuance of Shares

     Under the BlackRock Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine.

Series and Classes

     The Investment Company Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The BlackRock Declaration gives broad authority to the trustees within this statutory framework to establish new portfolios (referred to in the BlackRock Declaration as classes) and series of such classes in addition to those currently established and to determine the rights and preferences of the shares of the classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a class at any time without a vote of shareholders.

Shareholder, Trustee and Officer Liability

     The BlackRock Declaration provides that shareholders have no personal liability for the acts and obligations of the BlackRock Trust and requires the BlackRock Trust to indemnify a shareholder from all loss and expense arising from any such liability. In addition, the BlackRock Trust will assume the defense of any claim against a shareholder for any act or obligation of the BlackRock Trust at the request of the shareholder. Similarly, the Black Rock Declaration provides that no trustee shall be liable to any personal liability whatsoever to any person for any action or failure to act, other than for any action or failure to act arising out of willful malfeasance, bad faith or gross negligence in the performance of his duties, or by reason of reckless disregard of his obligations and duties as trustee. The BlackRock Declaration further provides that the BlackRock Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, in which he may be involved or with which he may be threatened by reason of his being or having been such a trustee, officer, employee or agent (except for matters arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duties). The BlackRock Declaration also provides that trustees, officers and representatives of the BlackRock Trust may rely upon, among other things, the books of account or other records of the BlackRock Trust or upon an opinion of counsel, and will be fully and completely justified and protected with regard to any act or any failure to act resulting from such good faith reliance.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the PNC Fund and the BlackRock Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dividends and Distributions

     The BlackRock Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. Dividends are ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the transfer agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the Investment Company Act. In the event the Reorganization is not completed, the PNC Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the PNC Fund should send such proposal to the PNC Corporation, Attn: Secretary, Two Hopkins Plaza, Baltimore, Maryland 21201. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to the BlackRock Trust, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitation of proxies is being made on behalf of the PNC Fund and the PNC Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about September 19, 2008. PNC Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the PNC Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The PNC Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies and the tabulation of proxies. PNC Fund shareholders may receive a telephone call from Broadridge asking them to vote. The proxy solicitation expenses in connection with the combination of the PNC Fund with the BlackRock Fund are estimated to be approximately $14,000, all of which will be borne by BlackRock Advisors or its affiliates subject to the cap on total expenses described above. In no event will the PNC Fund bear any expenses of proxy solicitation.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the PNC Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the PNC Fund may also solicit proxies. Questions about the proposal should be directed to Broadridge at 1-866-451-3785.

     Broadridge and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the PNC Fund will be acquired by the BlackRock Fund and the solicitation of proxies by and on behalf of the PNC Fund Board for use at the Special Meeting of shareholders of the PNC Fund. The Special Meeting will be held on Friday, October 31, 2008 at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, Inc., or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the PNC Fund had the following number of shares outstanding.

Share Class	Number of Shares

Class A	60,396
Class C	1,782
Institutional	2,191,604

Total	2,253,783

Shareholder Approval

     Approval of the Reorganization requires the affirmative vote of the shareholders of the PNC Fund representing a majority of its outstanding voting securities (as defined in the Investment Company Act ), voting together as a single class. The Investment Company Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

     A vote of shareholders of the BlackRock Fund is not needed to approve the Reorganization. If shareholders of the PNC Fund do not approve the Reorganization, the PNC Fund Board may consider possible alternative arrangements in the best interests of the PNC Fund and its shareholders. The PNC Fund Board has fixed the close of business on September 2, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. PNC Fund shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

     In order for the Special Meeting to go forward, there must be a quorum. The presence in person or by proxy of shareholders of the PNC Fund entitled to cast at least a majority of all of the votes entitled to be cast at the meeting (without regard to class) shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the PNC Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The PNC Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the PNC Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the PNC Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the PNC Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     PNC Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the PNC Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

     Internet Voting. To vote over the internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

     A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Broadridge, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The PNC Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

September [     ], 2008

APPENDIX A

INVESTMENT RESTRICTIONS

The BlackRock Fund

     The BlackRock Fund has the following fundamental investment restrictions.

     Under its fundamental investment restrictions, the BlackRock Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

     2. Purchase any security which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowing (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

     4. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

     8. Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities on margin, make short sales or securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio’s transactions in futures contracts and related options or the Portfolio’s sale of securities short against the box, and (c) the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     11. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     12. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

     Unless otherwise indicated, all limitations apply only at the time that the transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The PNC Fund

     The PNC Fund has the following fundamental investment restrictions.

     The PNC Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the PNC Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the PNC Fund, except that (i) up to 25% of the value of the total assets of the PNC Fund may be invested without regard to these limitations. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the PNC Fund, does not exceed 10% of the value of the PNC Fund’s total assets.

     2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions and (ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

     3. Borrow money or issue senior securities, except that the PNC Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The PNC Fund will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of the PNC Fund’s total assets are outstanding. Securities held by the PNC Fund in escrow or separate accounts in connection with the PNC Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

     4. Purchase or sell real estate, except that the PNC Fund (a) may purchase securities of issuers which deal in real estate, (b) may invest in municipal obligations secured by real estate or interests therein; and (c) may purchase securities which are secured by real estate or interests therein.

     5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the PNC Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the PNC Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     7. Purchase securities of companies for the purpose of exercising control.

     8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) the PNC Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) the PNC Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) the PNC Fund may enter into futures contracts and related options.

     10. Make loans, except that (a) the PNC Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) the PNC Fund may enter into repurchase agreements with respect to portfolio securities; and (c) the PNC Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the PNC Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned.

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APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ________ day of  ________, 2008, by and among BlackRock Funds, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to the BlackRock Capital Appreciation Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and PNC Funds, Inc., a registered investment company and a Maryland corporation (the “Target Corporation”), with respect to PNC Equity Growth Fund, a separate series of the Target Corporation (the “Target Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Trust, on behalf of the BlackRock Fund, in exchange for Investor A and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the Target Fund, and (iv) the termination, dissolution and liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

     WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust; the Target Fund is a separate series of the Target Corporation; the Acquiring Trust and the Target Corporation are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

     WHEREAS, each of the BlackRock Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest, and the Target Fund is authorized to issue shares of common stock;

     WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Directors of the Target Corporation has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration of a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND
IN EXCHANGE FOR BLACKROCK FUND SHARES AND THE ASSUMPTION OF THE
TARGET FUND’S STATED LIABILITIES AND THE TERMINATION, DISSOLUTION
AND COMPLETE LIQUIDATION OF THE TARGET FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock

Fund agrees: (a) to deliver to the Target Fund the number of full and fractional BlackRock Fund Shares corresponding to each class of shares of the Target Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the BlackRock Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Class A and Class C shares of the Target Fund correspond to the Investor A shares of the BlackRock Fund, and the Institutional shares of the Target Fund correspond to the Institutional shares of the BlackRock Fund, and the term “BlackRock Fund Shares” should be read to include each such class of shares of the BlackRock Fund.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the BlackRock Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts prior to the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Target Fund will terminate and dissolve and distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (the “Target Fund Shareholders”), all of the BlackRock Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the Target Fund to open accounts on the share records of the BlackRock Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of BlackRock Fund Shares due Target Fund Shareholders. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Corporation, on behalf of the Target Fund. The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the Target Fund from and after the Closing Date at the BlackRock Fund’s reasonable out of pocket cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY TARGET CORPORATION. The Target Corporation shall take all actions expressed herein as being the obligations of the Target Corporation, on behalf of the Target Fund.

     1.11 ACTION BY ACQUIRING TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust on behalf of the BlackRock Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on November 17, 2008, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10 A.M. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, (the “Custodian”), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to PFPC Trust Company, the custodian for the BlackRock Fund, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the BlackRock Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, PNC Global Investment Servicing (U.S.) Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such BlackRock Fund Shares have been credited to the Target Fund’s account on the books of the BlackRock Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET CORPORATION. The Target Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

     (a) The Target Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is a duly established, separate series of the Target Corporation. The Target Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Corporation, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

     (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Corporation and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Corporation and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Corporation with respect to the Target Corporation or the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Corporation’s current prospectus, statement of additional information and shareholder reports relating to the Target Fund (true and correct copies of which have been delivered to the BlackRock Fund) and each prospectus, statement of additional information and shareholder report of the Target Corporation relating to the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) The Target Corporation is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Corporation, on behalf of the Target Fund, will not, result in the violation of Maryland law, or any provision of the Target Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Corporation, on behalf of the Target Fund, or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Corporation or the Target Fund is a party or by which it is bound.

     (f) Neither the Target Corporation with respect to the Target Fund, nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Corporation’s knowledge threatened against the Target Corporation or the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Corporation or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Corporation or the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Target Corporation, nor the Target Fund know of any facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The audited financial statements of the Target Fund as of May 31, 2008 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of May 31, 2008 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since May 31, 2008 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) any option to purchase issued or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund. For the purposes of this clause (i) of this paragraph 4.1(j), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Corporation has authorized capital stock allocated to the Target Fund of 600,000,000 shares of common stock having a par value of $.001 per share. 400,000,000 shares are classified as Class M Common Stock (Institutional Shares), 100,000,000 shares are classified as Class M - Special Series 1 Common Stock (Class A Shares), and 100,000,000 shares are classified as Class M - Special Series 3 Common Stock (Class C Shares). As of April 30, 2008, there were outstanding 3,015,263.64 shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Target Corporation. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Corporation, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the BlackRock Fund.

     (n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Target Corporation, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Target Corporation. Subject to approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Corporation and the Target Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target

Corporation, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Target Corporation on behalf of the Target Fund, of the transactions contemplated by this Agreement.

     (r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated hereof. Such meeting shall be scheduled for no later than November 30, 2008 (or such other date as the parties may agree to in writing).

     (s) The Target Fund represents that it will review and examine its portfolio holdings to ensure that after shareholder approval of the Reorganization is attained and prior to the Closing Date, the Target Fund’s portfolio holdings do not include any assets that the BlackRock Fund has identified in writing to the Target Fund that the BlackRock Fund is not permitted to hold pursuant to the BlackRock Fund’s investment restrictions or are unsuitable for the BlackRock Funds to acquire, and the Target Fund represents that it will dispose of any such assets prior to the Closing.

     (t) There are no material contracts outstanding to which the Target Corporation is a party with respect to the Target Fund that have not been disclosed in the Registration Statement or not otherwise disclosed in writing to the BlackRock Fund prior to the date of this Agreement.

     (u) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Fund.

     (v) The books and records of the Target Fund made available to the BlackRock Fund and/or its counsel are substantively true and correct and contain no material misstatements or omissions regarding the operations of the Target Fund.

     4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Target Fund as follows:

     (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Trust’s declaration of trust. The Acquiring Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

     (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the BlackRock Fund by the Target Fund. From the effective date of the Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Acquiring Trust’s current prospectus, statement of additional information and shareholder reports relating to the BlackRock Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus, statement of additional information and shareholder report of the Acquiring Trust relating to the BlackRock Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) The BlackRock Fund is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result, in violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or Code of Regulations or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The audited financial statements of the BlackRock Fund as of September 30, 2007 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2008 have been prepared in accordance with GAAP consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2007 and for the fiscal year then ended and the unaudited financial statements for the six months ended March 31, 2008, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s assets, the discharge of BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund shareholders shall not constitute a material adverse change.

     (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, having a par value of $.001 per share. As of March 31, 2008, there were outstanding 8,188,321 Investor A shares, 2,061,137 Investor B Shares, 867,674 Investor C shares and 4,352,898 Institutional shares, and there were outstanding 15,470,030 total shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

     (k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Corporation, on behalf of the Target Fund, has received notice at or prior to the Closing Date.

     (l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (m) The BlackRock Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of the BlackRock Fund).

     (n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

     (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, BLACKROCK FUND,
TARGET CORPORATION AND THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.3 and 7.4, each of the Acquiring Trust, the BlackRock Fund, the Target Corporation and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Corporation, on behalf of the Target Fund, will prepare and deliver to the Acquiring Trust at least five business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Corporation, on behalf of the Target Fund, will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio holdings showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Trust’s officers and agents all books and records of the Target Fund.

     5.4 ADDITIONAL INFORMATION. The Target Corporation, on behalf of the Target Fund, will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Corporation, on behalf of the Target Fund, will terminate all agreements to which it is a party with respect to the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Target Corporation and the Target Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly in all material respects the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Corporation, as applicable, as complying with the requirements hereof.

     5.9 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Trust with respect to the BlackRock Fund, nor the Target Corporation with respect to the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax and federal securities law counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.10 VALUATION PROCEDURES. Prior to the Closing, the Target Fund will adopt the valuation procedures used by the BlackRock Fund to compute the Target Fund’s net asset value per share of each class on the Closing Date or such other valuation procedures as shall be mutually agreed upon by the parties.

     5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Target Corporation and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.12 AUTHORIZATIONS. Each of the Acquiring Trust and the BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.13 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Trust will succeed to and take into account as a result of Section 381 of the Code.

     5.14 TARGET FUND PORTFOLIO SECURITIES. The Target Corporation, on behalf of the Target Fund, will review the Target Fund’s assets to ensure that any time after the Target Fund’s shareholders have approved this Agreement and prior to the Closing Date, the Target Fund’s assets do not include any assets that the BlackRock Fund has identified in writing to the Target Fund that the BlackRock Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation, any security that, prior to its acquisition by the Target Fund, is unsuitable for the BlackRock Fund to acquire.

     5.15 INVESTMENT RESTRICTIONS. The Acquiring Trust shall not change its declaration of trust, or the BlackRock Fund’s prospectus or statement of additional information so as to restrict permitted investments for the BlackRock Fund, except as required by the Commission prior to the Closing.

     5.16 DISTRIBUTION. The Target Corporation, on behalf of the Target Fund, covenants that the BlackRock Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.17 BROKERS OR FINDERS FEES. Each of the Acquiring Trust, on behalf of the BlackRock Fund, and the Target Corporation, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     5.18 PROXY. The Target Corporation, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET
CORPORATION AND THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the BlackRock Fund of all the obligations to be performed by the Acquiring Trust and the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Trust, on behalf of the BlackRock Fund, shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated as of the Closing Date, certifying that as of such Closing Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

     6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees or other fees payable for services provided to the BlackRock Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus and statement of additional information of the BlackRock Fund other than shall have been previously disclosed to and accepted by the Target Fund.

     6.3 The Target Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Target Corporation covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

     (b) Neither the execution, delivery or performance by the Acquiring Trust, on behalf of the BlackRock Fund, of the Agreement nor the compliance by the Acquiring Trust and the BlackRock Fund with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable federal law of the United States of America.

     (c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust, on behalf of the BlackRock Fund, or the enforceability of its Agreement against the Acquiring Trust and the BlackRock Fund.

     (d) The Acquiring Trust has been duly formed and is an existing Massachusetts business trust.

     (e) The Acquiring Trust, on behalf of the BlackRock Fund, has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

     (f) The Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of the BlackRock Fund, under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of the Target Corporation, on behalf of the Target Fund, constitutes the valid and binding obligation of the Acquiring Trust, on behalf of the BlackRock Fund, enforceable against the Acquiring Trust and the BlackRock Fund, in accordance with its terms.

     (g) The execution and delivery by the Acquiring Trust, on behalf of the BlackRock Fund, of the Agreement and the performance by the Acquiring Trust, on behalf of the BlackRock Fund, of its obligations under the Agreement do not conflict with the declaration of trust and the bylaws of the Acquiring Trust.

     (h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

     The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of the Acquiring Trust.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING TRUST AND THE BLACKROCK FUND

     The obligations of the Acquiring Trust and the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Corporation, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have furnished to the BlackRock Fund a certificate signed by its President (or any Vice President), dated as of the Closing Date, certifying that as of such Closing Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Target Corporation approving this Agreement and the transactions contemplated herein.

     7.2 The Acquiring Trust shall have received on the Closing Date an opinion of Kramer Levin Naftalis & Frankel LLP, in a form reasonably satisfactory to the Acquiring Trust covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort and dated as of the Closing Date, to the effect that:

     (a) The Target Corporation is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

     (b) Neither the execution, delivery or performance by the Target Corporation, on behalf of the Target Corporation, of the Agreement nor the compliance by the Target Corporation and the Target Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or any applicable federal law of the United States of America.

     (c) The Target Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

     (d) The Target Corporation, on behalf of the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Corporation, on behalf of the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Target Corporation under the applicable laws of the State of Maryland.

     (e) The Agreement has been duly executed and delivered by the Target Corporation, on behalf of the Target Fund, under the applicable laws of the State of Maryland and assuming the Agreement is a valid and binding obligation of the Acquiring Trust, on behalf of the BlackRock Fund constitutes the valid and binding obligation of the Target Corporation, on behalf of the Target Fund, enforceable against the Target Corporation and the Target Fund in accordance with its terms.

     (f) The execution and delivery by the Target Corporation, on behalf of the Target Fund, of the Agreement and the performance by the Target Corporation and the Target Fund, of its obligations under the Agreement do not conflict with the articles of incorporation and the bylaws of the Target Corporation.

     (g) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Corporation and the Target Fund or the enforceability of the Agreement against the Target Corporation and the Target Fund.

     The delivery of such opinion is conditioned upon receipt by Kramer Levin Naftalis & Frankel LLP of customary representations it shall reasonably request of the Target Corporation.

     7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards).

     7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the fees payable for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

     7.5 The Target Corporation, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party with respect to the Target Fund (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF
THE ACQUIRING TRUST, THE BLACKROCK FUND, THE TARGET
CORPORATION AND THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Corporation, the Target Fund, the BlackRock Fund or the Acquiring Trust, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Corporation’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the Target Fund may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1933 Act covering the sale of shares of the BlackRock Fund shall be effective.

     8.5 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Corporation, with respect to the Target Fund, or the Acquiring Trust, with respect to the BlackRock Fund, from completing the transactions contemplated by this Agreement.

     8.6 The Acquiring Trust and the Target Corporation each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax and federal securities law counsel to the Acquiring Trust and the BlackRock Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund followed by the distribution of BlackRock Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the BlackRock Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund;

     (c) no gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund or upon the distribution of BlackRock Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

     (d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for BlackRock Fund Shares pursuant to the Reorganization;

     (e) the aggregate tax basis of BlackRock Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) the holding period of BlackRock Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

     (h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the Target Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Corporation, the Target Fund, the Acquiring Trust and the BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust and the BlackRock Fund nor the Target Corporation and the Target Fund may waive the condition set forth in this paragraph 8.6.

     The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year.

ARTICLE IX

EXPENSES

     Except as otherwise expressly provided in this Agreement, BlackRock Advisors, LLC or one or more of its affiliates shall bear the direct and indirect expenses incurred by the Target Corporation, the Target Fund, the Acquiring Trust and the BlackRock Fund, each in connection with effecting the transaction contemplated by this Agreement, including expenses of preparing, printing and mailing the prospectus/proxy statement for the Reorganization, fees and expenses of proxy solicitation, legal fees, directors’ fees and expenses relating to any special meeting, fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to converting the Target Fund and the Target Fund Shareholders from the Target Fund’s service platforms to the Acquiring Trust’s service platforms, but excluding costs of portfolio transactions associated with repositioning the Funds’ portfolios in connection with the Reorganization.

ARTICLE X

INDEMNIFICATION

     10.1 The Acquiring Trust agrees to indemnify and hold harmless the Target Fund and each of the Target Corporation’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Corporation or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises: (a) subsequent to the Closing and (b) out of or is based on any breach any of by the Acquiring Trust or the BlackRock Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

     10.2 The Target Corporation agrees to indemnify and hold harmless the BlackRock Fund and each of the Acquiring Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises: (a) subsequent to the Closing and (b) out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that such indemnification by the Target Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Target Corporation, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein; except, however, the Target Fund’s covenant to provide unaudited financial statements following the Closing in paragraph 5.8 of this Agreement.

ARTICLE XII

TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Target Corporation. In addition, the Acquiring Trust or the Target Corporation may at their option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Corporation, the Target Fund, the BlackRock Fund, the Acquiring Trust or their respective Board of Directors, Board of Trustees, or officers, to the other party or its Board of Directors or Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Target Corporation as specifically authorized by their respective Board of Trustees and Board of Directors; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

ARTICLE XV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Corporation, Two Hopkins Plaza Baltimore, Maryland 21201, Attention: Kevin A. McCreadie, President, or to the Acquiring Trust, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, President, or to BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, Attention: Robert P. Connolly, or to any other address that the Acquiring Trust or the Target Corporation shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS,
on behalf of its series, BLACKROCK CAPITAL
APPRECIATION PORTFOLIO

By: __________________________________________
Name:
Title:

PNC FUNDS, INC., on behalf of its series,
PNC EQUITY GROWTH FUND

By: __________________________________________
Name:
Title:

(This page intentionally left blank.)

PNC Eq./BR Cap App Proxy 0908

PNC FUNDS, INC.
PNC EQUITY GROWTH FUND

BLACKROCK FUNDS
BLACKROCK CAPITAL APPRECIATION PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

September [   ], 2008

     This statement of additional information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc., a Maryland corporation, into BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

     This Reorganization SAI contains information which may be of interest to shareholders of the PNC Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated September [ ], 2008 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets, and the assumption of certain stated liabilities, of the PNC Fund in exchange for shares of the BlackRock Fund. The PNC Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the PNC Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the BlackRock Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information About the PNC Fund and the BlackRock Fund	SAI-2
Financial Statements	SAI-2

SAI-1

     ADDITIONAL INFORMATION ABOUT
THE PNC FUND AND THE BLACKROCK FUND

     For the BlackRock Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the BlackRock Fund dated January 31, 2008, as supplemented (SEC Accession No. 0001104659-08-005132); the BlackRock Semi-Annual Report for the fiscal period ended March 31, 2008 and filed June 5, 2008 (SEC Accession No. 0001193125-08-128795 and as amended and filed July 11, 2008 (SEC Accession No. 0001193125-08-149663) and the BlackRock Annual Report for the fiscal year ended September 30, 2007 and filed December 7, 2007 (SEC Accession No. 0001193125-07-261470) as filed with the Securities and Exchange Commission (the “SEC”).

     For the PNC Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended May 31, 2008 dated August 11, 2008 (SEC Accession No. 0001193125-08-173433), as filed with the SEC.

FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization have not been prepared because the net asset value of the PNC Fund did not exceed 10% of the net asset value of the BlackRock Fund as of August 15, 2008.

SAI-2

BLACKROCK FUNDS
BLACKROCK CAPITAL APPRECIATION PORTFOLIO

PART C

OTHER INFORMATION

Item 15. Indemnification

     Indemnification of the Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement. Indemnification of the Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement, Section 12 of the Transfer Agency Agreement and Section 9 of the Administration Agreement. The Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

     Additionally, Section 9.3 of the Registrant’s Declaration of Trust provides that the Registrant shall indemnify each of its trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a trustee or thereafter, by reason of his being or having been such a trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Registrant shall have received a written opinion from independent legal counsel approved by the trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Registrant. The trustees may make advance payments in connection with the indemnification under Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Registrant in the event it is subsequently determined that he is not entitled to such indemnification.

     The trustee of the Registrant indemnifies officers, representatives and employees of the Registrant to the same extent that the trustees are entitled to indemnification pursuant to Section 9.3 of the Declaration of Trust.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Registrant for the acts or obligations of the Registrant, and that every note, bond, contract, order or other undertaking made by the Registrant shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Registrant, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or the Registrant shall look solely to the trust property for payment; that no trustee of the Registrant shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Registrant; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Registrant will indemnify officers, representatives and employees of the Registrant to the same extent that trustees are entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description

1	(a)	—

Declaration of Trust of the Registrant dated December 22, 1988 is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

	(b)	—

Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

	(c)	—

Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

	(d)	—

Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

	(e)	—

Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

2		—

Amended and Restated Code of Regulations of the Registrant is incorporated by reference to Exhibit 2(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

3		—	Not applicable.

4		—	Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of BlackRock Capital Appreciation Portfolio (the “BlackRock Fund”) and PNC Funds, Inc., on behalf of PNC Equity Growth Fund (the “PNC Fund”) (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).

5		—

Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

6	(a)	—

Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except the Strategic Portfolio I and Index Equity Portfolio incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

	(b)	—

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Bond Portfolios incorporated by reference to Exhibit 4(c) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

7	(a)	—

Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.

	(b)	—

Form of Cooperation Agreement among the Registrant, BlackRock Advisors, LLC. and UBS AG is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

8		—	None

9	(a)	—	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

	(b)	—

Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated by reference to Exhibit (8)(e) of Post- Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

	(c)	—

Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

	(d)	—

Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

	(e)	—

Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

	(f)	—

Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

10	(a)	—

Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

	(b)	—	Form of Appendix A to Amended and Restated Distribution and Service Plan incorporated by reference to Exhibit 13(b) to Registrant’s Registration Statement on Form N-1A filed on December 18, 2006.

	(c)	—

Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated by reference to Exhibit 14(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

11	(a)	—	Opinion of Willkie Farr & Gallagher LLP, as to the legality of the securities being registered.*

	(b)	—	Opinion of Bingham McCutchen LLP as to the legality of the securities being registered.*

12		—	Tax opinion of Willkie Farr & Gallagher LLP, tax counsel to the Registrant, the BlackRock Fund, the PNC Corporation and the PNC Fund.**

13	(a)	—

Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., is incorporated by reference to Exhibit 8(a) of Post- Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

	(b)	—

Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

14	(a)	—	Consent of Deloitte & Touche LLP independent registered public accounting firm for the BlackRock Fund.*

	(b)	—	Consent of Deloitte & Touche LLP independent registered public accounting firm for the PNC Fund.*

15		—	None.

16		—	Power of Attorney. (included on signature page of initial filing of the Registration Statement on Form N-14 (File No. 333-152730), as filed on August 1, 2008.)

17	(a)	—	Form of Proxy.*

	(b)	—	Code of Ethics is incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.

*	Filed herewith.

**	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 12th day of September, 2008.

BLACKROCK FUNDS
(Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ DONALD C. BURKE	President and Chief Executive Officer	September 12, 2008
(Principal Executive Officer)
(Donald C. Burke)

/s/ NEAL J. ANDREWS	Chief Financial Officer	September 12, 2008
(Principal Financial and Accounting Officer)
(Neal J. Andrews)

DAVID O. BEIM*	Trustee

(David O. Beim)

RONALD W. FORBES*	Trustee

(Ronald W. Forbes)

DR. MATINA HORNER*	Trustee

(Dr. Matina Horner)

RODNEY D. JOHNSON*	Trustee

(Rodney D. Johnson)

HERBERT I. LONDON*	Trustee

(Herbert I. London)

CYNTHIA A. MONTGOMERY*	Trustee

(Cynthia A. Montgomery)

JOSEPH P. PLATT, JR.*	Trustee

(Joseph P. Platt, Jr.)

/s/ ROBERT C. ROBB, JR.*	Trustee

(Robert C. Robb, Jr.)

TOBY ROSENBLATT*	Trustee

(Toby Rosenblatt)

Trustee

(Kenneth L. Urish)

FREDERICK W. WINTER*	Trustee

(Frederick W. Winter)

RICHARD S. DAVIS*	Trustee

(Richard S. Davis)

HENRY GABBAY*	Trustee

(Henry Gabbay)

*This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/	DONALD C. BURKE	September 12, 2008

(Donald C. Burke)

EXHIBIT INDEX

Exhibit Number		Description

11	(a)	Opinion of Willkie Farr & Gallagher LLP, as to the legality of the securities being registered.

11	(b)	Opinion of Bingham McCutchen LLP, as to the legality of the securities being registered.

14	(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Fund.

14	(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the PNC Fund.

17	(a)	Form of Proxy Card.